EXHIBIT 10.2
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                     GS MORTGAGE SECURITIES CORPORATION II,

                                   PURCHASER,



                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

                                     SELLER


                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of July 1, 2007



                                Series 2007-GG10





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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 1, 2007, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (the "Purchaser"), and Greenwich Capital Financial Products, Inc., a Delaware corporation, as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) and certain other commercial mortgage loans (including the Other Seller Interests (as defined below)) to a trust fund (the "Trust Fund") and certificates representing ownership interests in such mortgage loans will be issued by the Trust Fund. For purposes of this Agreement, "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and "Mortgaged Properties" refers to the properties securing such Mortgage Loans; provided that, in the case of each Joint Loan (as defined below), if the context requires, the term "Mortgage Loan" shall refer to the related Seller Interest (as defined below) with respect to such Joint Loan.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1 Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser subject to the rights of the other holders of interests in a Companion Loan all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A (the "Mortgage Loan Schedule") including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). With respect to each of the mortgage loans identified on the Mortgage Loan Schedule as 1615 L Street and Wells Fargo Tower (the "Lehman Joint Loans"), the Seller will sell a 51% pari passu interest and a 49% pari passu interest, respectively, in such mortgage loans, and Lehman Brothers Holdings Inc. ("Lehman") will sell a 49% pari passu interest and a 51% pari passu interest, respectively, in such mortgage loans pursuant to a Mortgage Loan Purchase Agreement dated as of July 1, 2007 (the "Lehman Mortgage Loan Purchase Agreement"). With respect to the mortgage loan identified on the Mortgage Loan Schedule as 119 West 40th Street (the "Wachovia Joint Loan" and, together with the Lehman Joint Loans, the "Joint Loans"), the Seller will sell a 50% pari passu interest in such mortgage loan, and Wachovia Bank, National Association ("Wachovia" and, together with Lehman, the "Other Sellers") will sell a 50% pari passu interest in such mortgage loan pursuant to a Mortgage Loan Purchase Agreement dated as of July 1, 2007 (the "Wachovia Mortgage Loan Purchase Agreement" and, together with the Lehman Mortgage Loan Purchase Agreement, the "Other Mortgage Loan Purchase Agreements"). With respect to each Joint Loan, the Seller's interest in such Joint Loan that is being sold to the Purchaser hereunder is referred to herein as the "Seller Interest"; and the related Other Seller's interest in such Joint Loan that is being sold to the Purchaser under the related Other Mortgage Loan Purchase Agreement is referred to herein as the "Other Seller Interest". Upon the sale of the Mortgage Loans, the ownership of each related Note, subject to the rights of the other holders of interest in a Companion Loan, the Seller's interest in the related Mortgage and the other contents of the related Mortgage File, will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to the related Mortgage Loan (other than a Non-Serviced Companion Loan) prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Purchaser will sell the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the Underwriting Agreement, dated as of June 21, 2007 (the "Underwriting Agreement"), between the Purchaser and the Underwriters, and the Purchaser will sell the Class X, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates (the "Private Certificates") to the initial purchasers (the "Initial Purchasers" and, collectively with the Underwriters, the "Dealers") specified in the Certificate Purchase Agreement, dated as of June 21, 2007 (the "Certificate Purchase Agreement"), between the Purchaser and Initial Purchasers.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $4,656,603,876.70 (excluding accrued interest and certain post-settlement adjustment for expenses incurred by the Underwriters on behalf of the Depositor). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2 Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

            SECTION 3 Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver or cause to be delivered to the Trustee or a Custodian appointed thereby on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01, provided that the Seller shall not be required to deliver any draft documents, privileged communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (b) The Seller shall deliver to the Master Servicer within 10 business days after the Closing Date, documents and records that (i) relate to the servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and
(iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments in the possession or under control of the Seller that relate to the Mortgage Loans and (y) a statement indicating which Escrow Payments are allocable to such Mortgage Loans); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (c) Notwithstanding anything to the contrary in this Agreement, with respect to each Joint Loan, the delivery of the required documents by the Seller or the related Other Seller shall satisfy the delivery requirements of the Seller hereunder except with respect to the Notes.

            SECTION 4 Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5 Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) except with respect to a Non-Serviced Mortgage Loan, it shall record or cause a third party to record in the appropriate public recording office for real property the assignments of the Mortgage Loans, assignments of assignment of leases, rents and profits and the assignments of Mortgage and each related UCC-2 and UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfilled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefore or cure such defect of cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan).

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans to the Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Servicer, the Seller will cooperate with the reasonable requests of the Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Loan Documents. Notwithstanding the foregoing, this Section 5(b) shall not apply with respect to a Non-Serviced Mortgage Loan;

            (c) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement and the Supplemental Servicer Schedule;

            (d) if during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Offered Certificates in connection with sales of the Offered Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B, Annex C-1 or Annex C-2 thereto and the CD-ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (d) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated June 21, 2007, between the Seller and the Purchaser (the "Indemnification Agreement" and, together with this Agreement, the "Operative Documents")); and

            (e) for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Seller's name on Exhibit U and Exhibit V of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6 Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance under the Operative Documents and has duly executed and delivered this Agreement and the Indemnification Agreement, and has the power and authority to execute, deliver and perform under this Agreement and each other Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

            (ii) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

            (v) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

            (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

            (viii) The Mortgage Loans were originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

            (ii) Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser's organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser's assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Purchaser's knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

            (v) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date or other date set forth in Exhibit B, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C; provided that the Seller expressly does not make any Multifamily Representation with respect to any Mortgage Loan that is not in the Multifamily Loan Group. As used in Exhibit B, the term "Multifamily Loan Group" shall mean a loan group comprised of the multifamily mortgages and mortgages on manufactured housing parks identified as Loan Group 2 on the Mortgage Loan Schedule. The term "Multifamily Representation" shall mean each of the representations and warranties made by the Seller with respect to any Mortgage Loan in the Multifamily Loan Group in clause (48) of Exhibit B.

            (d) Pursuant to the Pooling and Servicing Agreement, if any party thereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party is required to give prompt written notice thereof to the Seller.

            (e) If any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects (or, in the case of a breach of any Multifamily Representation, is deemed to materially and adversely affect) the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Certificateholders therein, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach," as the case may be. Promptly upon becoming aware of any such Material Document Defect or Material Breach (including through a written notice given by any party hereto, as provided above), the Seller, not later than 90 days from the earlier of the Seller's discovery or receipt of notice of such Material Document Defect or Material Breach, as the case may be (or, in the case of a Material Document Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach provided the Seller receives notice thereof in a timely manner), cure the same in all material respects (which cure shall include payment of any Additional Trust Fund Expenses associated therewith) or, if such Material Document Defect or Material Breach, as the case may be, cannot be cured within such 90 day period, repurchase the affected Mortgage Loan or any related REO Property at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account (or, in the case of a Non-Serviced Mortgage Loan or an REO Property that relates to a Non-Serviced Mortgage Loan, to the related REO Account); provided, however, that if (i) such Material Document Defect or Material Breach is capable of being cured but not within such 90 day period, (ii) such Material Document Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach within such 90 day period, then the Seller shall have an additional 90 days to complete such cure or, in the event of a failure to so cure, to complete such repurchase (it being understood and agreed that, in connection with the Seller's receiving such additional 90 day period, the Seller shall deliver an Officer's Certificate to the Trustee setting forth the reasons such Material Document Defect or Material Breach is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Document Defect or Material Breach will be cured within such additional 90 day period); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90 day period and any such additional 90 day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Trustee every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a breach or a document defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of this Section 6(e) and other related provisions of this Agreement, a breach of any Multifamily Representation with respect to a Mortgage Loan in the Multifamily Loan Group shall be deemed to materially and adversely affect the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Certificateholders in such Mortgage Loan and shall constitute a Material Breach.

            (f) In connection with any repurchase of a Mortgage Loan pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that, subject to Section 3.26 of the Pooling and Servicing Agreement, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer's Certificate to the effect that the requirements for repurchase have been satisfied.

            (g) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (h) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c). The Seller's obligation to cure any breach or repurchase or substitute any affected Mortgage Loan pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller's representations or warranties contained in this Section 6(c); provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            (i) With respect to each Joint Loan, in the event that the related Seller Interest is repurchased by the Seller pursuant to this Section 6 but the related Other Seller Interest is not repurchased by the related Other Seller pursuant to the related Other Mortgage Loan Purchase Agreement, the Seller and the Purchaser hereby agree that the provisions in Section 3.32 of the Pooling and Servicing Agreement shall govern the servicing and administration of such Joint Loan and the rights and obligations of the Seller and the Purchaser with respect to such Joint Loan.

            SECTION 7 Review of Mortgage File. The Purchaser shall require the Trustee or the Custodian pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

            SECTION 8 Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the purchase price for the Mortgage Loans as contemplated by Section 1. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

            (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

            (iii) an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form substantially similar to the opinions set forth in Exhibit E, acceptable to the Underwriters and each Rating Agency; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 9 Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 10 Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Offering Circular (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement and Prospectus and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; and (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Purchaser and the Underwriters.

            SECTION 11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 12 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 13 No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 14.

            SECTION 14 Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 15 Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 85 Broad Street, New York, New York 10004, to the attention of Emily Brooks Garriott, fax number (212) 346-3594, with a copy to David Stiepleman, fax number
(212) 428-3141, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, to the attention of Andrew Snow, fax number (203) 618-2134, with a copy to Paul Stevelman, Esq., fax number (203) 618-2132 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 16 Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 17 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 18 Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 19 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 20 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

            SECTION 21 Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                       GS MORTGAGE SECURITIES
                                            CORPORATION II



                                       By:   /s/ Leo Huang
                                          --------------------------------------
                                          Name:  Leo Huang
                                          Title: CFO



                                       GREENWICH CAPITAL FINANCIAL
                                            PRODUCTS, INC.



                                       By:   /s/ Andrew B. Snow
                                          --------------------------------------
                                          Name:  Andrew B. Snow
                                          Title: Senior Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

2007-GG10 Greenwich Mortgage Loan Schedule

Control                Loan      Loan
Number     Footnotes   Number    Group     Property Name
--------   ---------   -------   -------   ------------------------------------
2                  2   07-0209   Group 1   Wells Fargo Tower
3                  2   07-0352   Group 1   Two California Plaza
4                      06-1099   Group 1   TIAA RexCorp New Jersey Portfolio
4.01                   06-1099   Group 1   7 Giralda Farms
4.02                   06-1099   Group 1   1 Giralda Farms
4.03                   06-1099   Group 1   101 JFK Parkway
4.04                   06-1099   Group 1   3 Giralda Farms
4.05                   06-1099   Group 1   103 JFK Parkway
4.06                   06-1099   Group 1   44 Whippany Road
5                      07-0195   Group 1   400 Atlantic Street
7                      06-1016   Group 1   TIAA RexCorp Plaza
8                      07-0170   Group 1   InTown Suites Portfolio
8.01                   07-0170   Group 1   Chesapeake
8.02                   07-0170   Group 1   Gilbert
8.03                   07-0170   Group 1   Northside Drive
8.04                   07-0170   Group 1   Roswell
8.05                   07-0170   Group 1   Gwinnett Place
8.06                   07-0170   Group 1   Ashley Phosphate
8.07                   07-0170   Group 1   Newport News North
8.08                   07-0170   Group 1   Forest Lane
8.09                   07-0170   Group 1   Indian Trail
8.10                   07-0170   Group 1   Oxmoor
8.11                   07-0170   Group 1   Indianapolis Northwest
8.12                   07-0170   Group 1   Mobile West
8.13                   07-0170   Group 1   Preston Highway
8.14                   07-0170   Group 1   Raleigh
8.15                   07-0170   Group 1   St. Charles
8.16                   07-0170   Group 1   Indianapolis East
8.17                   07-0170   Group 1   Forest Park
8.18                   07-0170   Group 1   Dayton
8.19                   07-0170   Group 1   Douglasville
8.20                   07-0170   Group 1   Lilburn
8.21                   07-0170   Group 1   Columbus East
8.22                   07-0170   Group 1   Hazelwood
8.23                   07-0170   Group 1   Matthews
8.24                   07-0170   Group 1   Greenville South
8.25                   07-0170   Group 1   Columbia Northwest
8.26                   07-0170   Group 1   Columbus North
8.27                   07-0170   Group 1   Jackson
8.28                   07-0170   Group 1   Lithia Springs
8.29                   07-0170   Group 1   Pittsburgh
8.30                   07-0170   Group 1   UNC
8.31                   07-0170   Group 1   Charleston Central
8.32                   07-0170   Group 1   Greenville North
8.33                   07-0170   Group 1   Gwinnett
8.34                   07-0170   Group 1   Woodstock
8.35                   07-0170   Group 1   Warner Robbins
9               2, 4   07-0353   Group 1   550 South Hope Street
10                 5   06-1086   Group 2   Harbor Point Apartments
11                 6   07-0056   Group 1   119 West 40th Street
12                     06-1300   Group 1   1615 L Street
13                 7   06-0959   Group 1   9200 Sunset Boulevard
14                 4   06-1328   Group 1   Disney Building
16                 9   07-0294   Group 1   55 Railroad Avenue
18                10   07-0347   Group 1   Franklin Mills
19              2, 4   07-0354   Group 1   Maguire Anaheim Portfolio
19.01                  07-0354   Group 1   500 Orange Tower
19.02                  07-0354   Group 1   24 Hour Fitness
20                11   07-0210   Group 1   Great Escape Theatres
20.01                  07-0210   Group 1   New Albany 16
20.02                  07-0210   Group 1   Clarksville 16
20.03                  07-0210   Group 1   McDonough 16
20.04                  07-0210   Group 1   Moline 14
20.05                  07-0210   Group 1   Wilder 14
20.06                  07-0210   Group 1   Bowling Green 12
20.07                  07-0210   Group 1   O'Fallon 14
20.08                  07-0210   Group 1   Williamsport 12
20.09                  07-0210   Group 1   Noblesville 10
20.10                  07-0210   Group 1   Seymour 8
20.11                  07-0210   Group 1   Bedford 7
22                     07-0042   Group 1   915 Wilshire Boulevard
23                     06-1363   Group 1   Hyatt Regency Penn's Landing
24                 4   07-0138   Group 1   Crescent
25             4, 12   06-1326   Group 1   1125 17th Street
26                     07-0126   Group 1   Residence Inn Alexandria Old Town
28                     07-0078   Group 1   200 West Jackson Boulevard
29                15   07-0247   Group 1   National Plaza I, II, III
30                15   07-0358   Group 1   1051 Perimeter Drive
31                     07-0094   Group 1   2001 L Street
33                 4   06-1370   Group 1   The Wharf at Rivertown
34                 2   07-0428   Group 1   Lincoln Town Center
35         4, 13, 15   06-1169   Group 1   Green Road
36         4, 13, 15   06-1171   Group 1   Crown Pointe/Victor Park
36.01                  06-1171   Group 1   Crown Pointe
36.02                  06-1171   Group 1   Victor Park
37                     07-0135   Group 1   GP2
37.01                  07-0135   Group 1   Candlewood Suites Sterling
37.02                  07-0135   Group 1   Staybridge Suites Memphis
37.03                  07-0135   Group 1   Surburban Extended Stay Sterling
37.04                  07-0135   Group 1   Candlewood Suites Lake Mary
37.05                  07-0135   Group 1   Surburban Extended Stay Wilmington
37.06                  07-0135   Group 1   Surburban Extended Stay Jacksonville
39                     07-0145   Group 1   Holiday Inn Portfolio (Fixed)
39.01                  07-0145   Group 1   Holiday Inn Lansing
39.02                  07-0145   Group 1   Holiday Inn Express Pensacola
39.03                  07-0145   Group 1   Crown Plaza - Cedar Rapids
39.04                  07-0145   Group 1   Holiday Inn Pensacola
39.05                  07-0145   Group 1   Holiday Inn Greentree Pittsburgh
39.06                  07-0145   Group 1   Holiday Inn Winter Haven
39.07                  07-0145   Group 1   Ramada Plaza Macon
39.08                  07-0145   Group 1   Holiday Inn York
39.09                  07-0145   Group 1   Holiday Inn Sheffield
39.10                  07-0145   Group 1   Ramada Charleston
39.11                  07-0145   Group 1   Holiday Inn Lancaster
41                     07-0079   Group 1   Hughes Airport Center II
41.01                  07-0079   Group 1   880 Grier Drive
41.02                  07-0079   Group 1   980 Kelly Johnson Drive
41.03                  07-0079   Group 1   975 Kelly Johnson Drive
41.04                  07-0079   Group 1   950 Grier Drive
41.05                  07-0079   Group 1   955 Kelly Johnson Drive
42                 2   07-0429   Group 1   3800 Chapman
43             4, 14   07-0044   Group 2   Lakeside at White Oak
44                     07-0108   Group 1   Hyatt Regency Albuquerque
45                     06-1368   Group 1   Riverpark I & II
45.01                  06-1368   Group 1   Riverpark I
45.02                  06-1368   Group 1   Riverpark II
46                     06-1192   Group 1   Hotel Burnham
50                     07-0034   Group 1   Texas Retail Portfolio
50.01                  07-0034   Group 1   Crossroads Center
50.02                  07-0034   Group 1   Parkwood Shopping Center
50.03                  07-0034   Group 1   Live Oak Shopping Center
50.04                  07-0034   Group 1   Sunburst Center
50.05                  07-0034   Group 1   Gateway Center
50.06                  07-0034   Group 1   East Ridge Center
51                16   06-1281   Group 1   Pavilion at Lansdale
52                 4   06-1443   Group 1   Commonwealth Square
53                     06-1369   Group 1   Whitehorse Road
54                     06-1195   Group 1   900 King Street
55                     07-0196   Group 1   CitiFinancial
56                     07-0234   Group 1   Doubletree Bayside - Boston, MA
59                     06-1371   Group 1   BPG Pennsylvania Properties
59.01                  06-1371   Group 1   500 Gravers Road
59.02                  06-1371   Group 1   Two Baldwin Place
59.03                  06-1371   Group 1   723 Electronic Drive
59.04                  06-1371   Group 1   4070 Butler Pike
60                     06-1311   Group 1   Hawaii Self-Storage: Salt Lake
62                     06-1417   Group 1   Credence Systems Corp
63                     07-0043   Group 1   430 Davis Drive
65                     07-0214   Group 1   Tempe Commerce
66                     07-0242   Group 1   Avion Lakeside
67                     06-1413   Group 1   Dulles Corporate Center
68                     06-1401   Group 1   Berry Town Center
70                     06-1173   Group 1   Home Depot South San Francisco
71                     06-1420   Group 2   Fountains at Fair Oaks
73                     06-1374   Group 1   Hawaii Self-Storage: Pearl City
76                     06-0864   Group 1   Harbor Corporate Center
77                     06-1421   Group 2   Renaissance Park
80                     06-1399   Group 1   Lyons
83                     07-0097   Group 1   Securlock Self Storage Portfolio
83.01                  07-0097   Group 1   Securlock Self Storage Allen
83.02                  07-0097   Group 1   Securlock Self Storage Plano
83.03                  07-0097   Group 1   Securlock Self Storage Fort Worth
83.04                  07-0097   Group 1   Securlock Self Storage Coppell
85                     06-1422   Group 2   Canyon Terrace
86                     07-0366   Group 1   840 Grier
87                     07-0194   Group 1   Shops on Sage
88                     06-1451   Group 1   Templetown Properties
88.01                  06-1451   Group 1   2152 N Broad Street
88.02                  06-1451   Group 1   Antoinette (1429 N 15th)
88.03                  06-1451   Group 1   1501 N 16th Street
88.04                  06-1451   Group 1   1840 N 16th Street
88.05                  06-1451   Group 1   1429 West Diamond Street
88.06                  06-1451   Group 1   1520 N 15th Street
88.07                  06-1451   Group 1   1525 N. 16th Street
88.08                  06-1451   Group 1   1529 N 15th Street
88.09                  06-1451   Group 1   1524 N. 16th Street
88.10                  06-1451   Group 1   1403 Jefferson Street
88.11                  06-1451   Group 1   1621 W Diamond Street
88.12                  06-1451   Group 1   1641 W Diamond Street
88.13                  06-1451   Group 1   1617 West Oxford Street
88.14                  06-1451   Group 1   1809 N 17th Street
88.15                  06-1451   Group 1   1820 Willington Street
88.16                  06-1451   Group 1   1840 Willington Street
88.17                  06-1451   Group 1   1430 West Susquehanna Avenue
88.18                  06-1451   Group 1   1516 Montgomery Street
88.19                  06-1451   Group 1   1908 N 17th Street
88.20                  06-1451   Group 1   1428 West Susquehanna Avenue
88.21                  06-1451   Group 1   2229 N Park
88.22                  06-1451   Group 1   1414 West Diamond Street
88.23                  06-1451   Group 1   1732 N Sydenham Street
88.24                  06-1451   Group 1   2116 Carlisle Street
88.25                  06-1451   Group 1   2118 Carlisle Street
88.26                  06-1451   Group 1   2124 Carlisle Street
88.27                  06-1451   Group 1   2126 Carlisle Street
88.28                  06-1451   Group 1   2142 Carlisle Street
88.29                  06-1451   Group 1   2144 Carlisle Street
88.30                  06-1451   Group 1   2146 Carlisle Street
88.31                  06-1451   Group 1   2152 Carlisle Street
88.32                  06-1451   Group 1   2109 N 12th Street
88.33                  06-1451   Group 1   1533 N Sydenham Street
88.34                  06-1451   Group 1   1630 Willington Street
88.35                  06-1451   Group 1   1518 Fontain Street
88.36                  06-1451   Group 1   1534 Fontain Street
88.37                  06-1451   Group 1   1613 Edgley Street
88.38                  06-1451   Group 1   1629 Fontain Street
88.39                  06-1451   Group 1   2124 N 17th Street
88.40                  06-1451   Group 1   1536 Fontain Street
88.41                  06-1451   Group 1   1808 Willington Street
88.42                  06-1451   Group 1   1829 Willington Street
88.43                  06-1451   Group 1   1520 Page Street
88.44                  06-1451   Group 1   1611 Edgley Street
88.45                  06-1451   Group 1   1618 Edgley Street
88.46                  06-1451   Group 1   1815 Willington Street
88.47                  06-1451   Group 1   1806 Willington Street
88.48                  06-1451   Group 1   1535 N Sydenham Street
101                    07-0019   Group 1   94-1420 Moaninai Street
103                    07-0180   Group 1   The Pennsylvania Business Center
103.01                 07-0180   Group 1   Pennsylvania Business Center
103.02                 07-0180   Group 1   Wesley Building
104                    06-1308   Group 1   Dockside 500
105                    07-0006   Group 2   Ashley Place Apartments
106                    06-1445   Group 1   Kmart Center
108                    07-0179   Group 1   Fairview Industrial Park
113                4   06-1457   Group 1   9th Street Marketplace
114                    07-0176   Group 1   4080 27th Court SE
115                    07-0236   Group 1   375 Rivertown Drive
118                    06-1444   Group 1   Glenbrook Shopping Center
119                    06-0996   Group 1   LA Fitness Brandon
122                    06-1432   Group 1   US Storage - Norwalk
123                    06-0850   Group 1   Hampton Inn Omaha
124                    06-1272   Group 1   Homewood Suites - Charlotte
128                    07-0232   Group 1   Country Inn & Suites Portfolio
128.01                 07-0232   Group 1   Country Inn & Suites - Cedar Falls
128.02                 07-0232   Group 1   Country Inn & Suites - Waterloo
137                    07-0205   Group 2   Cobblestone Creek Apartments
138                    07-0008   Group 2   Casa Linda Apartments
139                    07-0061   Group 1   1623 North Sheffield Avenue
141                    07-0076   Group 1   442 Civic Center Drive
143                    07-0018   Group 1   821 Grier Road
144                    06-1365   Group 1   Beckman Chaska MN
155                    06-1282   Group 2   Villas of La Costa
156                    07-0129   Group 1   US Storage - Baltimore
159                    06-1410   Group 1   5401 California Avenue
163                    07-0134   Group 2   Variel Apartments
166                    07-0231   Group 1   Talcott Plaza
169                    06-1424   Group 1   Fairfield Inn Asheville Airport
170                    07-0054   Group 1   Secure Storage
174                    06-1400   Group 1   Dryden
175                    07-0174   Group 1   11251 Pines Boulevard
177                    06-0925   Group 1   A+ Storage Hermitage
179                    07-0141   Group 1   Mini U Storage - Forestville
182                    07-0009   Group 2   Manor House West Apartments
188                    07-0010   Group 2   Morocco Apartments
189                    07-0230   Group 1   405 Queen Street
190                    06-0788   Group 1   Stone Valley Drive
192                    07-0099   Group 1   Securlock Hurst
193                    06-1407   Group 1   Atascocita Self Storage
194                    07-0140   Group 1   Mini U Storage - Southfield
195                    06-1276   Group 1   Woodside Executive Park - F & G
199                    06-1244   Group 1   4510 South Eastern Avenue
201                    06-1448   Group 1   5301 Longley Lane, Building F
202                    06-1317   Group 1   110 Huffaker Lane

Control
Number     Address                                                    City
--------   --------------------------------------------------------   -------------------
2          333 South Grand Avenue                                     Los Angeles
3          350 South Grand Avenue                                     Los Angeles
4
4.01       7 Giralda Farms                                            Madison
4.02       1 Giralda Farms                                            Madison
4.03       101 JFK Parkway                                            Short Hills
4.04       3 Giralda Farms                                            Madison
4.05       103 JFK Parkway                                            Short Hills
4.06       44 Whippany Road                                           Morristown
5          400 Atlantic Street                                        Stamford
7          Glen Curtiss Boulevard                                     Uniondale
8
8.01       2150 Old Greenbrier Road                                   Chesapeake
8.02       2350 West Obispo Avenue                                    Gilbert
8.03       1375 Northside Drive, NW                                   Atlanta
8.04       1175 Hembree Road                                          Roswell
8.05       3750 Satellite Boulevard                                   Duluth
8.06       7371 Mazyck Road                                           Charleston
8.07       12015 Jefferson Avenue                                     Newport News
8.08       9355 Forest Lane                                           Dallas
8.09       1990 Willowtrail Parkway                                   Norcross
8.10       90 Oxmoor Road                                             Birmingham
8.11       5820 West 85th Street                                      Indianapolis
8.12       5498 Inn Road                                              Mobile
8.13       7121 Preston Highway                                       Louisville
8.14       1491 Highway 70 East                                       Garner
8.15       1769 Fairlane Drive                                        St. Charles
8.16       2301 Post Drive                                            Indianapolis
8.17       363 Forest Parkway                                         Forest Park
8.18       8981 Kingsridge Drive                                      Dayton
8.19       5820 Plaza Parkway                                         Douglasville
8.20       4142 Stone Mountain Highway                                Lilburn
8.21       4790 Hilton Corporate Drive                                Columbus
8.22       9067 Dunn Road                                             Hazelwood
8.23       9211 East Independence Boulevard                           Matthews
8.24       408 Mauldin Road                                           Greenville
8.25       330 Columbiana Drive                                       Columbia
8.26       2420 East Dublin-Granville Road                            Columbus
8.27       5731 I-55 North                                            Jackson
8.28       637 West Market Circle                                     Lithia Springs
8.29       4595 McKnight Road                                         Pittsburgh
8.30       110 Rocky River Road West                                  Charlotte
8.31       5035 North Arco Lane                                       North Charleston
8.32       2504 Wade Hampton Boulevard                                Greenville
8.33       1950 Willow Trail Parkway                                  Norcross
8.34       470 Parkway 575                                            Woodstock
8.35       2103 Moody Road                                            Warner Robins
9          550 South Hope Street                                      Los Angeles
10         24 Oyster Bay Road                                         Boston
11         119 West 40th Street                                       New York
12         1615 L Street NW                                           Washington
13         9200 & 9220 West Sunset Boulevard                          Los Angeles
14         3800 West Alameda Avenue                                   Burbank
16         55 Railroad Avenue                                         Greenwich
18         1455 Franklin Mills Circle                                 Philadelphia
19
19.01      450 & 500 North State College Boulevard                    Orange
19.02      3600 West Orangewood Avenue                                Orange
20
20.01      300 Professional Court                                     New Albany
20.02      1810 Tiny Town Road                                        Clarksville
20.03      115 Fosters Drive                                          McDonough
20.04      4101 38th Street                                           Moline
20.05      103 Crossing Drive                                         Wilder
20.06      323 Great Escape Drive                                     Bowling Green
20.07      900 Caledonia Drive                                        O'Fallon
20.08      965 Lycoming Mall Circle                                   Williamsport
20.09      10075 Town & Country Boulevard                             Noblesville
20.10      357 Tanger Boulevard                                       Seymour
20.11      2929 Great Escape Drive                                    Bedford
22         915 Wilshire Boulevard                                     Los Angeles
23         201 South Christopher Columbus Boulevard                   Philadelphia
24         155 N Crescent Dr & 9355 Wilshire Boulevard                Beverly Hills
25         1125 17th Street                                           Denver
26         1456 Duke Street                                           Alexandria
28         200 West Jackson Boulevard                                 Chicago
29         999, 1000 & 1111 Plaza Drive                               Schaumburg
30         1051 Perimeter Drive                                       Schaumberg
31         2001 L Street                                              Washington
33         2501 Seaport Drive                                         Chester
34         2677 North Main Street                                     Santa Ana
35         2350, 2500, 2600 Green Road                                Ann Arbor
36
36.01      25900 Greenfield Road                                      Oak Park
36.02      19575 Victor Parkway                                       Livonia
37
37.01      45520 East Severn Way                                      Sterling
37.02      1070 Ridgelake Boulevard                                   Memphis
37.03      45510 E. Severn Way                                        Sterling
37.04      1130 Greenwood Boulevard                                   Lake Mary
37.05      245 Eastwood Road                                          Wilmington
37.06      8285 Philips Highway                                       Jacksonville
39
39.01      7501 West Saginaw Highway                                  Lansing
39.02      7330 Plantation Road                                       Pensacola
39.03      350 1st Avenue NE                                          Cedar Rapids
39.04      7200 Plantation Road                                       Pensacola
39.05      401 Holiday Drive                                          Pittsburgh
39.06      1150 3rd Street SW                                         Winter Haven
39.07      108 First Street                                           Macon
39.08      334 Arsenal Road                                           York
39.09      4900 Hatch Boulevard                                       Sheffield
39.10      7401 Northwoods Boulevard                                  Charleston
39.11      521 Greenfield Road                                        Lancaster
41
41.01      880 Grier Drive                                            Las Vegas
41.02      980 Kelly Johnson Drive                                    Las Vegas
41.03      975 Kelly Johnson Drive                                    Las Vegas
41.04      950 Grier Drive                                            Las Vegas
41.05      955 Kelly Johnson Drive                                    Las Vegas
42         3800 West Chapman                                          Orange
43         10 Lakeside Way                                            Newnan
44         330 Tijeras Avenue, NW                                     Albuquerque
45
45.01      1000 River Road                                            Whitemarsh Township
45.02      1200 River Road                                            Whitemarsh Township
46         1 W. Washington Street                                     Chicago
50
50.01      2018 E. 42nd Street                                        Odessa
50.02      2235 Thousand Oaks Drive                                   San Antonio
50.03      7903 Pat Booker Road                                       Live Oak
50.04      5107 W. Wadley Avenue                                      Midland
50.05      2300 Rankin Highway                                        Midland
50.06      6012-6132 Eastridge Road                                   Odessa
51         401-611 S. Broad Street                                    Lansdale
52         703-717 East Bidwell St, 805-823 Wales Dr, 1325 Riley St   Folsom
53         401 Whitehorse Road                                        Voorhees Township
54         900 King Street                                            Rye Brook
55         605 Munn Road                                              Fort Mill
56         240 Mount Vernon Street                                    Boston
59
59.01      500 Gravers Road                                           Plymouth Township
59.02      1510 Chester Pike                                          Eddystone
59.03      732 Electronic Drive                                       Horsham
59.04      4070 Butler Pike                                           Whitemarsh
60         808 Ahua Street                                            Honolulu
62         1355 & 1421 California Circle                              Milpitas
63         430 Davis Drive                                            Durham
65         7410 & 7419 S. Roosevelt Street                            Tempe
66         14555 & 14585 Avion Parkway                                Chantilly
67         13755 Sunrise Valley Drive                                 Herndon
68         2432 Sand Mine Road                                        Davenport
70         900 Dubuque Avenue                                         South San Francisco
71         4800 Sunset Terrace                                        Fair Oaks
73         98 - 138 Hila Place                                        Pearl City
76         300 A Street                                               Boston
77         3000 Lillard Drive                                         Davis
80         2215 Lyons Road (various other addresses)                  Miamisburg
83
83.01      2060 Hedgcoxe Road                                         Allen
83.02      2201 E. George Bush Freeway                                Plano
83.03      3500 River Bend Boulevard                                  Fort Worth
83.04      320 S. Highway 121                                         Coppell
85         1600 Canyon Terrace Lane                                   Folsom
86         840 Grier Drive                                            Las Vegas
87         2800 Sage Road                                             Houston
88
88.01      2152 N Broad Street                                        Philadelphia
88.02      Antoinette (1429 N 15th)                                   Philadelphia
88.03      1501 N 16th Street                                         Philadelphia
88.04      1840 N 16th Street                                         Philadelphia
88.05      1429 West Diamond Street                                   Philadelphia
88.06      1520 N 15th Street                                         Philadelphia
88.07      1525 N. 16th Street                                        Philadelphia
88.08      1529 N 15th Street                                         Philadelphia
88.09      1524 N. 16th Street                                        Philadelphia
88.10      1403 Jefferson Street                                      Philadelphia
88.11      1621 W Diamond Street                                      Philadelphia
88.12      1641 W Diamond Street                                      Philadelphia
88.13      1617 West Oxford Street                                    Philadelphia
88.14      1809 N 17th Street                                         Philadelphia
88.15      1820 Willington Street                                     Philadelphia
88.16      1840 Willington Street                                     Philadelphia
88.17      1430 West Susquehanna Avenue                               Philadelphia
88.18      1516 Montgomery Street                                     Philadelphia
88.19      1908 N 17th Street                                         Philadelphia
88.20      1428 West Susquehanna Avenue                               Philadelphia
88.21      2229 N Park                                                Philadelphia
88.22      1414 West Diamond Street                                   Philadelphia
88.23      1732 N Sydenham Street                                     Philadelphia
88.24      2116 Carlisle Street                                       Philadelphia
88.25      2118 Carlisle Street                                       Philadelphia
88.26      2124 Carlisle Street                                       Philadelphia
88.27      2126 Carlisle Street                                       Philadelphia
88.28      2142 Carlisle Street                                       Philadelphia
88.29      2144 Carlisle Street                                       Philadelphia
88.30      2146 Carlisle Street                                       Philadelphia
88.31      2152 Carlisle Street                                       Philadelphia
88.32      2109 N 12th Street                                         Philadelphia
88.33      1533 N Sydenham Street                                     Philadelphia
88.34      1630 Willington Street                                     Philadelphia
88.35      1518 Fontain Street                                        Philadelphia
88.36      1534 Fontain Street                                        Philadelphia
88.37      1613 Edgley Street                                         Philadelphia
88.38      1629 Fonatin Street                                        Philadelphia
88.39      2124 N 17th Street                                         Philadelphia
88.40      1536 Fontain Street                                        Philadelphia
88.41      1808 Willington Street                                     Philadelphia
88.42      1829 Willington Street                                     Philadelphia
88.43      1520 Page Street                                           Philadelphia
88.44      1611 Edgley Street                                         Philadelphia
88.45      1618 Edgley Street                                         Philadelphia
88.46      1815 Willington Street                                     Philadelphia
88.47      1806 Willington Street                                     Philadelphia
88.48      1535 N Sydenham Street                                     Philadelphia
101        94-1420 Moaninai Street                                    Waipio
103
103.01     25,50,55 & 75 Utley Drive                                  Camp Hill
103.02     860 Century Drive                                          Mechanicsburg
104        90 Colonial Drive                                          East Patchogue
105        1930 Ashley Way                                            Westfield
106        5050 - 5200 Stockton Boulevard                             Sacramento
108        502-540 Industrial Drive                                   Lewisberry
113        5600 South 900 East                                        Murray
114        4080 27th Court SE                                         Salem
115        375 Rivertown Drive                                        Woodbury
118        8700 - 8760 La Riviera Drive                               Sacramento
119        2890 Providence Lakes Boulevard                            Brandon
122        11971 Foster Road                                          Norwalk
123        9720 West Dodge Road                                       Omaha
124        2770 Yorkmont Road                                         Charlotte
128
128.01     2910 South Main Street                                     Cedar Falls
128.02     4025 Hammond Avenue                                        Waterloo
137        1010 Madden Lane                                           Roseville
138        8210 S. Broadway Avenue                                    Whittier
139        1623 North Sheffield Avenue                                Chicago
141        442 Civic Center Drive                                     Augusta
143        821 Grier Road                                             Las Vegas
144        322 Lake Hazeltine Drive                                   Chaska
155        1016 Camino La Costa                                       Austin
156        5117 Belair Road                                           Baltimore
159        5401 California Avenue                                     Bakersfield
163        8305, 8315, 8325 Variel Avenue                             Canoga Park
166        230 Farmington Avenue                                      Farmington
169        31 Airport Park Road                                       Fletcher
170        18949 Valley Boulevard                                     Bloomington
174        2003-2027 and 2000-2016 Springboro West                    Moraine
175        11251 Pines Boulevard                                      Pembroke Pines
177        4060 Andrew Jackson Parkway                                Hermitage
179        4014 Forestville Road                                      District Heights
182        9212 Burke Street                                          Pico Rivera
188        16275 Woodruff Avenue                                      Bellflower
189        405 Queen Street                                           Southington
190        1635 Robb Drive and 6144 & 6160 Mae Anne Avenue            Reno
192        904 Grapevine Highway                                      Hurst
193        3700 Atascocita Road                                       Humble
194        19510 West Eight Mile Road                                 Southfield
195        1359 Silver Bluff Road                                     Aiken
199        4510 South Eastern Avenue                                  Las Vegas
201        5301 Longley Lane, Building F                              Reno
202        110 Huffaker Lane                                          Reno

                                                            Monthly        Gross       Remaining
Control                                      Cut-Off Date   Debt           Interest    Term To
Number     State                  Zip Code   Balance ($)    Service ($)    Rate (%)    Maturity (Mos.)   Maturity Date
--------   --------------------   --------   ------------   ------------   --------    ---------------   -------------
2          California                90071    550,000,000   2,654,643.75    5.69700%               117   4/6/2017
3          California                90071    470,000,000   2,189,942.02    5.49968%               118   5/6/2017
4                                             270,375,000   1,296,752.30    5.66100%               115   2/6/2017
4.01       New Jersey                07940
4.02       New Jersey                07940
4.03       New Jersey                07078
4.04       New Jersey                07940
4.05       New Jersey                07078
4.06       New Jersey                07960
5          Connecticut               06901    265,000,000   1,273,891.81    5.67400%               119   6/6/2017
7          New York                  11553    187,250,000     909,179.37    5.73100%               115   2/6/2017
8                                             186,000,000   1,085,091.06    5.74700%               120   7/6/2017
8.01       Virginia                  23320
8.02       Arizona                   85233
8.03       Georgia                   30318
8.04       Georgia                   30076
8.05       Georgia                   30096
8.06       South Carolina            29406
8.07       Virginia                  23606
8.08       Texas                     75243
8.09       Georgia                   30093
8.10       Alabama                   35209
8.11       Indiana                   46278
8.12       Alabama                   36619
8.13       Kentucky                  40219
8.14       North Carolina            27529
8.15       Missouri                  63303
8.16       Indiana                   46219
8.17       Georgia                   30297
8.18       Ohio                      45458
8.19       Georgia                   30135
8.20       Georgia                   30047
8.21       Ohio                      43232
8.22       Missouri                  63042
8.23       North Carolina            28105
8.24       South Carolina            29605
8.25       South Carolina            29212
8.26       Ohio                      43229
8.27       Mississippi               39206
8.28       Georgia                   30122
8.29       Pennsylvania              15237
8.30       North Carolina            28213
8.31       South Carolina            29418
8.32       South Carolina            29615
8.33       Georgia                   30093
8.34       Georgia                   30188
8.35       Georgia                   31088
9          California                90071    165,000,000     773,746.88    5.53500%               118   5/6/2017
10         Massachusetts             02125    160,500,000     944,693.69    6.54400%               120   7/6/2017
11         New York                  10018    160,000,000     837,191.11    6.17600%               117   4/6/2017
12         District of Columbia      20036    138,613,339     685,710.56    5.83900%                78   1/6/2014
13         California                90069    135,000,000     663,832.50    5.80400%               120   7/6/2017
14         California                91505    135,000,000     674,469.38    5.89700%               117   4/6/2017
16         Connecticut               06830    124,000,000     567,825.28    5.40500%               119   6/6/2017
18         Pennsylvania              19154    116,000,000     555,269.44    5.65000%               119   6/1/2017
19                                            103,500,000     498,387.69    5.68368%               118   5/6/2017
19.01      California                92868
19.02      California                92868
20                                             92,730,000     593,160.93    7.40000%               120   7/6/2017
20.01      Indiana                   47150
20.02      Tennessee                 37042
20.03      Georgia                   30253
20.04      Illinois                  61265
20.05      Kentucky                  41076
20.06      Kentucky                  42101
20.07      Missouri                  63368
20.08      Pennsylvania              17756
20.09      Indiana                   46060
20.10      Indiana                   47274
20.11      Indiana                   47421
22         California                90017     85,000,000     428,338.61    5.94800%               116   3/6/2017
23         Pennsylvania              19106     80,000,000     481,081.51    6.02800%               119   6/6/2017
24         California                90210     73,100,000     371,096.21    5.99200%                59   6/6/2012
25         Colorado                  80202     70,000,000     355,062.36    5.98700%               114   1/6/2017
26         Virginia                  22314     64,000,000     365,516.00    5.55300%               118   5/6/2017
28         Illinois                  60606     57,500,000     285,909.97    5.86900%                57   4/6/2012
29         Illinois                  60173     40,050,000     215,056.26    6.33800%               120   7/6/2017
30         Illinois                  60173     16,748,000      89,931.64    6.33800%               120   7/6/2017
31         District of Columbia      20036     56,500,000     268,300.45    5.60500%                58   5/6/2012
33         Pennsylvania              19013     55,200,000     292,104.60    6.24600%               118   5/6/2017
34         California                92705     55,000,000     276,135.14    5.92600%                58   5/6/2012
35         Michigan                  48105     31,189,427     208,106.85    6.75800%               115   2/6/2017
36                                             21,910,573     149,610.54    6.99100%               115   2/6/2017
36.01      Michigan                  48237
36.02      Michigan                  48152
37                                             52,300,000     261,870.46    5.91000%                59   6/6/2012
37.01      Virginia                  20166
37.02      Tennessee                 38120
37.03      Virginia                  20166
37.04      Florida                   32746
37.05      North Carolina            28403
37.06      Florida                   32256
39                                             48,500,000     353,815.56    7.93900%                60   7/6/2012
39.01      Michigan                  48917
39.02      Florida                   32504
39.03      Iowa                      52401
39.04      Florida                   32504
39.05      Pennsylvania              15220
39.06      Florida                   33880
39.07      Georgia                   31201
39.08      Pennsylvania              17402
39.09      Alabama                   35660
39.10      South Carolina            29406
39.11      Pennsylvania              17601
41                                             44,440,000     228,764.78    6.07600%                58   5/6/2012
41.01      Nevada                    89119
41.02      Nevada                    89119
41.03      Nevada                    89119
41.04      Nevada                    89119
41.05      Nevada                    89119
42         California                92868     44,370,000     222,765.75    5.92600%               118   5/6/2017
43         Georgia                   30265     43,200,000     278,473.59    6.69000%               115   2/6/2017
44         New Mexico                87102     43,000,000     222,044.24    6.09500%                58   5/6/2012
45                                             39,200,000     207,436.60    6.24600%               118   5/6/2017
45.01      Pennsylvania              19428
45.02      Pennsylvania              19428
46         Illinois                  60602     36,000,000     217,762.97    6.08300%               117   4/6/2017
50                                             33,400,000     198,749.21    5.93000%               119   6/6/2017
50.01      Texas                     79762
50.02      Texas                     78232
50.03      Texas                     78233
50.04      Texas                     79707
50.05      Texas                     79701
50.06      Texas                     79762
51         Pennsylvania              19446     31,986,384     177,352.56    6.44900%               115   2/6/2017
52         California                95630     31,680,000     160,852.12    5.99300%                59   6/6/2012
53         New Jersey                08043     31,120,000     164,679.26    6.24600%               118   5/6/2017
54         New York                  10573     31,000,000     151,096.15    5.75300%                54   1/6/2012
55         South Carolina            29715     27,700,000     132,007.81    5.62500%               117   4/6/2017
56         Massachusetts             02125     26,500,000     158,795.71    5.99500%               118   5/6/2017
59                                             24,640,000     130,388.72    6.24600%               118   5/6/2017
59.01      Pennsylvania              19462
59.02      Pennsylvania              19022
59.03      Pennsylvania              19044
59.04      Pennsylvania              19462
60         Hawaii                    96819     24,600,000     113,316.14    5.43700%               116   3/6/2017
62         California                95035     23,121,506     149,090.27    5.95000%               116   3/6/2017
63         North Carolina            27713     23,015,000     112,410.69    5.76500%               118   5/6/2017
65         Arizona                   85283     22,800,000     110,336.80    5.71200%                82   5/6/2014
66         Virginia                  20151     22,300,000     107,690.42    5.70000%               117   4/6/2017
67         Virginia                  20171     21,500,000     108,854.50    5.97600%                80   3/6/2014
68         Florida                   33897     21,000,000     104,526.04    5.87500%               116   3/6/2017
70         California                94080     19,960,147     114,941.94    5.61000%               118   5/6/2017
71         California                95628     19,200,000      91,906.67    5.65000%                61   8/6/2012
73         Hawaii                    96782     18,800,000      92,397.04    5.80100%               115   2/6/2017
76         Massachusetts             02210     18,000,000      94,397.50    6.19000%               114   1/6/2017
77         California                95618     18,000,000      87,184.25    5.71700%               115   2/6/2017
80         Ohio                      45342     17,440,000     102,329.73    5.80000%               116   3/6/2017
83                                             16,250,000      95,906.90    5.85400%               117   4/6/2017
83.01      Texas                     75013
83.02      Texas                     75074
83.03      Texas                     76116
83.04      Texas                     75019
85         California                95630     16,000,000      77,497.11    5.71700%               115   2/6/2017
86         Nevada                    89119     15,320,000      78,863.10    6.07600%                58   5/6/2012
87         Texas                     77056     15,280,000      78,385.34    6.05500%               118   5/6/2017
88                                             15,255,011      90,016.94    5.82500%               117   4/6/2017
88.01      Pennsylvania              19121
88.02      Pennsylvania              19121
88.03      Pennsylvania              19121
88.04      Pennsylvania              19121
88.05      Pennsylvania              19121
88.06      Pennsylvania              19121
88.07      Pennsylvania              19121
88.08      Pennsylvania              19121
88.09      Pennsylvania              19121
88.10      Pennsylvania              19121
88.11      Pennsylvania              19121
88.12      Pennsylvania              19121
88.13      Pennsylvania              19121
88.14      Pennsylvania              19121
88.15      Pennsylvania              19121
88.16      Pennsylvania              19121
88.17      Pennsylvania              19121
88.18      Pennsylvania              19121
88.19      Pennsylvania              19121
88.20      Pennsylvania              19121
88.21      Pennsylvania              19121
88.22      Pennsylvania              19121
88.23      Pennsylvania              19121
88.24      Pennsylvania              19121
88.25      Pennsylvania              19121
88.26      Pennsylvania              19121
88.27      Pennsylvania              19121
88.28      Pennsylvania              19121
88.29      Pennsylvania              19121
88.30      Pennsylvania              19121
88.31      Pennsylvania              19121
88.32      Pennsylvania              19121
88.33      Pennsylvania              19121
88.34      Pennsylvania              19121
88.35      Pennsylvania              19121
88.36      Pennsylvania              19121
88.37      Pennsylvania              19121
88.38      Pennsylvania              19121
88.39      Pennsylvania              19121
88.40      Pennsylvania              19121
88.41      Pennsylvania              19121
88.42      Pennsylvania              19121
88.43      Pennsylvania              19121
88.44      Pennsylvania              19121
88.45      Pennsylvania              19121
88.46      Pennsylvania              19121
88.47      Pennsylvania              19121
88.48      Pennsylvania              19121
101        Hawaii                    96797     13,100,000      64,704.90    5.83000%               117   4/6/2017
103                                            12,000,000      70,792.91    5.85000%               118   5/6/2017
103.01     Pennsylvania              17011
103.02     Pennsylvania              17055
104        New York                  11772     12,000,000      81,032.60    7.14800%               119   6/6/2017
105        Indiana                   46074     12,000,000      59,576.67    5.86000%               116   3/6/2017
106        California                95820     11,877,000      62,477.80    6.20900%                59   6/6/2012
108        Pennsylvania              17339     11,300,000      66,663.33    5.85000%               118   5/6/2017
113        Utah                      84121     10,720,000      54,947.44    6.05000%               119   6/6/2017
114        Oregon                    97302     10,664,000      53,187.74    5.88700%                58   5/6/2012
115        Minnesota                 55125     10,560,000      51,255.45    5.72900%                81   4/6/2014
118        California                95826     10,491,000      55,213.55    6.21200%               119   6/6/2017
119        Florida                   33511     10,220,000      60,782.14    5.92500%               119   6/6/2017
122        California                90650      9,300,000      47,865.94    6.07500%                57   4/6/2012
123        Nebraska                  68114      9,031,460      55,439.76    6.15000%                52   11/6/2011
124        North Carolina            28208      8,658,103      53,459.93    6.23100%                79   2/6/2014
128                                             8,525,000      51,309.16    6.03600%               118   5/6/2017
128.01     Iowa                      50613
128.02     Iowa                      50702
137        California                95661      7,500,000      37,108.33    5.84000%               117   4/6/2017
138        California                90606      7,400,000      43,934.73    5.90900%               117   4/6/2017
139        Illinois                  60614      7,280,000      42,054.99    5.65700%               117   4/6/2017
141        Maine                     04330      7,200,000      42,063.00    5.76000%                57   4/6/2012
143        Nevada                    89119      7,078,469      41,105.00    5.67700%               117   4/6/2017
144        Minnesota                 55318      7,030,000      37,492.85    6.29500%               115   2/6/2017
155        Texas                     78752      6,250,000      36,855.35    5.84600%               115   2/6/2017
156        Maryland                  21206      6,200,000      34,248.11    6.52000%                56   3/6/2012
159        California                93309      6,000,000      34,858.25    5.70900%               117   4/6/2017
163        California                91304      5,650,000      28,467.13    5.94700%               117   4/6/2017
166        Connecticut               06032      5,460,000      27,125.89    5.86400%               119   6/6/2017
169        North Carolina            28732      5,221,638      34,089.47    6.08200%               116   3/6/2017
170        California                92316      5,000,000      32,164.46    6.67000%               117   4/6/2017
174        Ohio                      45439      4,560,000      26,755.94    5.80000%               116   3/6/2017
175        Florida                   33026      4,500,000      22,284.06    5.84500%                57   4/6/2012
177        Tennessee                 37076      4,400,000      25,965.83    5.85300%               119   6/6/2017
179        Maryland                  20747      4,200,000      24,478.05    5.73800%               118   5/6/2017
182        California                90660      4,000,000      23,748.50    5.90900%               117   4/6/2017
188        California                90706      3,600,000      21,373.65    5.90900%               117   4/6/2017
189        Connecticut               06489      3,575,000      17,700.42    5.84400%               118   5/6/2017
190        Nevada                    89523      3,500,000      20,536.36    5.80000%               114   1/6/2017
192        Texas                     76054      3,400,000      19,712.07    5.69000%               117   4/6/2017
193        Texas                     77396      3,300,000      21,327.02    6.71500%               120   7/6/2017
194        Michigan                  48075      3,000,000      17,484.32    5.73800%               118   5/6/2017
195        South Carolina            29803      2,957,292      17,722.03    5.94000%               114   1/6/2017
199        Nevada                    89121      1,940,000      11,506.85    5.90000%               114   1/6/2017
201        Nevada                    89511      1,800,000       9,615.13    6.30500%                55   2/6/2012
202        Nevada                    89511      1,310,000       7,778.47    5.91000%               114   1/6/2017

           Remaining           Interest
Control    Amortization Term   Accrual      Subservicing   Servicing       Administrative    Ground      Mortgage
Number     (Mos.)              Method       Fee Rate (%)   Fee Rate (%)    Fee Rate (%)      Lease Y/N   Loan Seller
--------   -----------------   ----------   ------------   ------------    --------------    ---------   --------------------
2                          0   Actual/360                       0.02000%          0.02025%   No          GCFP/Lehman Brothers
3                          0   Actual/360                       0.02000%          0.02025%   Yes         GCFP
4                          0   Actual/360                       0.02000%          0.02025%               GCFP
4.01                                                                                         No
4.02                                                                                         No
4.03                                                                                         No
4.04                                                                                         No
4.05                                                                                         No
4.06                                                                                         No
5                          0   Actual/360                       0.02000%          0.02025%   No          GCFP
7                          0   Actual/360                       0.02000%          0.02025%   Yes         GCFP
8                        360   Actual/360                       0.02000%          0.02025%               GCFP
8.01                                                                                         No
8.02                                                                                         No
8.03                                                                                         No
8.04                                                                                         No
8.05                                                                                         No
8.06                                                                                         No
8.07                                                                                         No
8.08                                                                                         No
8.09                                                                                         No
8.10                                                                                         No
8.11                                                                                         No
8.12                                                                                         No
8.13                                                                                         No
8.14                                                                                         No
8.15                                                                                         No
8.16                                                                                         No
8.17                                                                                         No
8.18                                                                                         No
8.19                                                                                         No
8.20                                                                                         No
8.21                                                                                         No
8.22                                                                                         No
8.23                                                                                         No
8.24                                                                                         No
8.25                                                                                         No
8.26                                                                                         No
8.27                                                                                         No
8.28                                                                                         No
8.29                                                                                         No
8.30                                                                                         No
8.31                                                                                         No
8.32                                                                                         No
8.33                                                                                         No
8.34                                                                                         No
8.35                                                                                         No
9                          0   Actual/360                       0.02000%          0.02025%   No          GCFP
10                       480   Actual/360                       0.02000%          0.02025%   Yes         GCFP
11                         0   Actual/360                       0.02000%          0.02025%   No          GCFP/ Wachovia
12                         0   Actual/360                       0.02000%          0.02025%   Yes         GCFP/Lehman Brothers
13                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
14                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
16                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
18                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
19                         0   Actual/360                       0.02000%          0.02025%               GCFP
19.01                                                                                        No
19.02                                                                                        No
20                       399   Actual/360                       0.02000%          0.02025%               GCFP
20.01                                                                                        No
20.02                                                                                        No
20.03                                                                                        No
20.04                                                                                        No
20.05                                                                                        No
20.06                                                                                        No
20.07                                                                                        No
20.08                                                                                        No
20.09                                                                                        No
20.10                                                                                        No
20.11                                                                                        No
22                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
23                       360   Actual/360                       0.02000%          0.02025%   Yes         GCFP
24                         0   Actual/360                       0.02000%          0.02025%   Yes         GCFP
25                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
26                       360   Actual/360                       0.02000%          0.02025%   No          GCFP
28                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
29                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
30                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
31                         0   Actual/360        0.02000%       0.02000%          0.04025%   No          GCFP
33                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
34                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
35                       360   Actual/360                       0.02000%          0.02025%   No          GCFP
36                       360   Actual/360                       0.02000%          0.02025%               GCFP
36.01                                                                                        No
36.02                                                                                        No
37                         0   Actual/360                       0.02000%          0.02025%               GCFP
37.01                                                                                        No
37.02                                                                                        No
37.03                                                                                        No
37.04                                                                                        No
37.05                                                                                        No
37.06                                                                                        No
39                       360   Actual/360                       0.02000%          0.02025%               GCFP
39.01                                                                                        No
39.02                                                                                        No
39.03                                                                                        Yes
39.04                                                                                        No
39.05                                                                                        No
39.06                                                                                        No
39.07                                                                                        No
39.08                                                                                        No
39.09                                                                                        Yes
39.10                                                                                        No
39.11                                                                                        Yes
41                         0   Actual/360                       0.02000%          0.02025%               GCFP
41.01                                                                                        No
41.02                                                                                        No
41.03                                                                                        No
41.04                                                                                        No
41.05                                                                                        No
42                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
43                       360   Actual/360                       0.02000%          0.02025%   No          GCFP
44                         0   Actual/360                       0.02000%          0.02025%   Yes         GCFP
45                         0   Actual/360                       0.02000%          0.02025%               GCFP
45.01                                                                                        No
45.02                                                                                        No
46                       360   Actual/360                       0.02000%          0.02025%   No          GCFP
50                       360   Actual/360                       0.02000%          0.02025%               GCFP
50.01                                                                                        No
50.02                                                                                        No
50.03                                                                                        No
50.04                                                                                        No
50.05                                                                                        No
50.06                                                                                        No
51                       659   Actual/360                       0.02000%          0.02025%   No          GCFP
52                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
53                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
54                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
55                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
56                       360   Actual/360                       0.02000%          0.02025%   No          GCFP
59                         0   Actual/360                       0.02000%          0.02025%               GCFP
59.01                                                                                        No
59.02                                                                                        No
59.03                                                                                        No
59.04                                                                                        No
60                         0   Actual/360                       0.02000%          0.02025%   Yes         GCFP
62                       296   Actual/360                       0.02000%          0.02025%   No          GCFP
63                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
65                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
66                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
67                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
68                         0   Actual/360        0.01000%       0.01000%          0.02025%   No          GCFP
70                       358   Actual/360                       0.02000%          0.02025%   No          GCFP
71                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
73                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
76                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
77                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
80                       360   Actual/360                       0.02000%          0.02025%   No          GCFP
83                       360   Actual/360                       0.02000%          0.02025%               GCFP
83.01                                                                                        No
83.02                                                                                        No
83.03                                                                                        No
83.04                                                                                        No
85                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
86                         0   Actual/360                       0.02000%          0.02025%   No          GCFP
87                         0   Actual/360        0.03000%       0.02000%          0.05025%   No          GCFP
88                       357   Actual/360                       0.02000%          0.02025%               GCFP
88.01                                                                                        No
88.02                                                                                        No
88.03                                                                                        No
88.04                                                                                        No
88.05                                                                                        No
88.06                                                                                        No
88.07                                                                                        No
88.08                                                                                        No
88.09                                                                                        No
88.10                                                                                        No
88.11                                                                                        No
88.12                                                                                        No
88.13                                                                                        No
88.14                                                                                        No
88.15                                                                                        No
88.16                                                                                        No
88.17                                                                                        No
88.18                                                                                        No
88.19                                                                                        No
88.20                                                                                        No
88.21                                                                                        No
88.22                                                                                        No
88.23                                                                                        No
88.24                                                                                        No
88.25                                                                                        No
88.26                                                                                        No
88.27                                                                                        No
88.28                                                                                        No
88.29                                                                                        No
88.30                                                                                        No
88.31                                                                                        No
88.32                                                                                        No
88.33                                                                                        No
88.34                                                                                        No
88.35                                                                                        No
88.36                                                                                        No
88.37                                                                                        No
88.38                                                                                        No
88.39                                                                                        No
88.40                                                                                        No
88.41                                                                                        No
88.42                                                                                        No
88.43                                                                                        No
88.44                                                                                        No
88.45                                                                                        No
88.46                                                                                        No
88.47                                                                                        No
88.48                                                                                        No
101                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
103                      360   Actual/360                       0.02000%          0.02025%               GCFP
103.01                                                                                       No
103.02                                                                                       No
104                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
105                        0   Actual/360        0.03000%       0.02000%          0.05025%   No          GCFP
106                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
108                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
113                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
114                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
115                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
118                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
119                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
122                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
123                      352   Actual/360                       0.02000%          0.02025%   No          GCFP
124                      355   Actual/360                       0.02000%          0.02025%   No          GCFP
128                      360   Actual/360                       0.02000%          0.02025%               GCFP
128.01                                                                                       No
128.02                                                                                       No
137                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
138                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
139                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
141                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
143                      357   Actual/360                       0.02000%          0.02025%   No          GCFP
144                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
155                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
156                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
159                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
163                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
166                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
169                      296   Actual/360                       0.02000%          0.02025%   No          GCFP
170                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
174                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
175                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
177                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
179                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
182                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
188                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
189                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
190                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
192                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
193                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
194                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
195                      354   Actual/360                       0.02000%          0.02025%   No          GCFP
199                      360   Actual/360                       0.02000%          0.02025%   No          GCFP
201                        0   Actual/360                       0.02000%          0.02025%   No          GCFP
202                      360   Actual/360                       0.02000%          0.02025%   No          GCFP

Control
Number     Prepayment Provision (1)
--------   ------------------------------------------------------------------------------------------------
2          Lockout/0_> Yield Maintenance or 1%/27_Defeasance or Greater of Yield Maintenance or 1%/86 _0%/7
3          Lockout/0_> Yield Maintenance or 2%/26_Defeasance or Greater of Yield Maintenance or 1%/90_0%/4
4          Lockout/29_Defeasance/87_0%/4
4.01
4.02
4.03
4.04
4.05
4.06
5          Lockout/25_Defeasance/91_0%/4
7          Lockout/29_Defeasance/87_0%/4
8          Lockout/24_Defeasance or Greater of Yield Maintenance or1%/92_0%/4
8.01
8.02
8.03
8.04
8.05
8.06
8.07
8.08
8.09
8.10
8.11
8.12
8.13
8.14
8.15
8.16
8.17
8.18
8.19
8.20
8.21
8.22
8.23
8.24
8.25
8.26
8.27
8.28
8.29
8.30
8.31
8.32
8.33
8.34
8.35
9          Lockout/0_> Yield Maintenance or 2%/26_Defeasance or Greater of Yield Maintenance or 1%/90_0%/4
10         Lockout/24_Defeasance/92_0%/4
11         Lockout/27_Defeasance/90_0%/3
12         Lockout/30_Defeasance/50_0%/4
13         Lockout/24_Defeasance/92_0%/4
14         Lockout/27_Defeasance/89_0%/4
16         Lockout/25_Defeasance/91_0%/4
18         Lockout/25_Defeasance/85_0%/10
19         Lockout/0_> Yield Maintenance or 2%/26_Defeasance or Greater of Yield Maintenance or 1%/90_0%/4
19.01
19.02
20         Lockout/24_Defeasance/92_0%/4
20.01
20.02
20.03
20.04
20.05
20.06
20.07
20.08
20.09
20.10
20.11
22         Lockout/28_Defeasance/89_0%/3
23         Lockout/25_Defeasance/91_0%/4
24         Lockout/25_Defeasance/32_0%/3
25         Lockout/30_Defeasance/87_0%/3
26         Lockout/26_Defeasance/90_0%/4
28         Lockout/27_ Defeasance or Greater of Yield Maintenance or 1%/14_0%/19
29         Lockout/24_Defeasance/92_0%/4
30         Lockout/24_Defeasance/92_0%/4
31         Lockout/26_Defeasance/30_0%/4
33         Lockout/26_Defeasance/90_0%/4
34         Lockout/0_> Yield Maintenance or 2%/26_Defeasance or Greater of Yield Maintenance or 1%/30_0%/4
35         Lockout/29_Defeasance/88_0%/3
36         Lockout/29_Defeasance/87_0%/4
36.01
36.02
37         Lockout/25_Defeasance/31_0%/4
37.01
37.02
37.03
37.04
37.05
37.06
39         Lockout/24_Defeasance/33_0%/3
39.01
39.02
39.03
39.04
39.05
39.06
39.07
39.08
39.09
39.10
39.11
41         Lockout/26_Defeasance/9_0%/25
41.01
41.02
41.03
41.04
41.05
42         Lockout/0_> Yield Maintenance or 2%/26_Defeasance or Greater of Yield Maintenance or 1%/90_0%/4
43         Lockout/24_> Yield Maintenance or 1%/92_0%/4
44         Lockout/0_> Yield Maintenance or 1%/56_0%/4
45         Lockout/26_Defeasance/90_0%/4
45.01
45.02
46         Lockout/27_Defeasance/89_0%/4
50         Lockout/25_Defeasance/91_0%/4
50.01
50.02
50.03
50.04
50.05
50.06
51         Lockout/29_Defeasance/87_0%/4
52         Lockout/25_Defeasance/32_0%/3
53         Lockout/26_Defeasance/90_0%/4
54         Lockout/30_Defeasance/27_0%/3
55         Lockout/27_Defeasance/89_0%/4
56         Lockout/26_Defeasance/90_0%/4
59         Lockout/26_Defeasance/90_0%/4
59.01
59.02
59.03
59.04
60         Lockout/28_Defeasance/88_0%/4
62         Lockout/28_Defeasance/88_0%/4
63         Lockout/26_Defeasance/90_0%/4
65         Lockout/23_> Yield Maintenance or 1%/57_0%/4
66         Lockout/23_> Yield Maintenance or 1%/93_0%/4
67         Lockout/28_ Defeasance or Greater of Yield Maintenance or 1%/43_0%/13
68         Lockout/28_Defeasance/88_0%/4
70         Lockout/26_Defeasance/90_0%/4
71         Lockout/29_Defeasance/30_0%/7
73         Lockout/29_Defeasance/87_0%/4
76         Lockout/30_Defeasance/87_0%/3
77         Lockout/29_Defeasance/87_0%/4
80         Lockout/29_Defeasance/91_0%/1
83         Lockout/27_Defeasance/89_0%/4
83.01
83.02
83.03
83.04
85         Lockout/29_Defeasance/87_0%/4
86         Lockout/26_Defeasance/9_0%/25
87         Lockout/26_Defeasance/90_0%/4
88         Lockout/27_Defeasance/90_0%/3
88.01
88.02
88.03
88.04
88.05
88.06
88.07
88.08
88.09
88.10
88.11
88.12
88.13
88.14
88.15
88.16
88.17
88.18
88.19
88.20
88.21
88.22
88.23
88.24
88.25
88.26
88.27
88.28
88.29
88.30
88.31
88.32
88.33
88.34
88.35
88.36
88.37
88.38
88.39
88.40
88.41
88.42
88.43
88.44
88.45
88.46
88.47
88.48
101        Lockout/27_Defeasance/90_0%/3
103        Lockout/26_Defeasance/90_0%/4
103.01
103.02
104        Lockout/25_Defeasance/92_0%/3
105        Lockout/28_Defeasance/88_0%/4
106        Lockout/25_Defeasance/32_0%/3
108        Lockout/26_Defeasance/90_0%/4
113        Lockout/25_Defeasance/92_0%/3
114        Lockout/26_Defeasance/31_0%/3
115        Lockout/23_> Yield Maintenance or 1%/57_0%/4
118        Lockout/25_Defeasance/92_0%/3
119        Lockout/25_Defeasance/91_0%/4
122        Lockout/27_Defeasance/29_0%/4
123        Lockout/32_Defeasance/21_0%/7
124        Lockout/29_Defeasance/48_0%/7
128        Lockout/26_Defeasance/90_0%/4
128.01
128.02
137        Lockout/27_Defeasance/89_0%/4
138        Lockout/27_Defeasance/89_0%/4
139        Lockout/27_Defeasance/89_0%/4
141        Lockout/5_> Yield Maintenance or 1%/22_ Defeasance or Greater of Yield Maintenance or 1%/29_0%/4
143        Lockout/27_Defeasance/89_0%/4
144        Lockout/29_Defeasance/88_0%/3
155        Lockout/29_Defeasance/86_0%/5
156        Lockout/28_Defeasance/28_0%/4
159        Lockout/27_Defeasance/90_0%/3
163        Lockout/27_Defeasance/89_0%/4
166        Lockout/25_Defeasance/91_0%/4
169        Lockout/28_Defeasance/88_0%/4
170        Lockout/27_Defeasance/90_0%/3
174        Lockout/29_Defeasance/91_0%/1
175        Lockout/11_> Yield Maintenance or 1%/45_0%/4
177        Lockout/25_Defeasance/91_0%/4
179        Lockout/26_Defeasance/91_0%/3
182        Lockout/27_Defeasance/89_0%/4
188        Lockout/27_Defeasance/89_0%/4
189        Lockout/26_Defeasance/90_0%/4
190        Lockout/59_> Yield Maintenance or 1%/57_0%/4
192        Lockout/27_Defeasance/89_0%/4
193        Lockout/24_Defeasance/92_0%/4
194        Lockout/26_Defeasance/91_0%/3
195        Lockout/59_> Yield Maintenance or 1%/57_0%/4
199        Lockout/59_> Yield Maintenance or 1%/57_0%/4
201        Lockout/23_> Yield Maintenance or 1%/33_0%/4
202        Lockout/59_> Yield Maintenance or 1%/57_0%/4

                                                                                                  Companion Loan
           Crossed With                                         Companion Loan                    Remaining
Control    Other Loans       Companion Loan   Companion Loan    Monthly          Companion Loan   Term To
Number     (Crossed Group)   Flag             Cut-off Balance   Payment          Interest Rate    Maturity (Mos.)
--------   ---------------   --------------   ---------------   --------------   --------------   ---------------
2
3
4
4.01
4.02
4.03
4.04
4.05
4.06
5
7
8
8.01
8.02
8.03
8.04
8.05
8.06
8.07
8.08
8.09
8.10
8.11
8.12
8.13
8.14
8.15
8.16
8.17
8.18
8.19
8.20
8.21
8.22
8.23
8.24
8.25
8.26
8.27
8.28
8.29
8.30
8.31
8.32
8.33
8.34
8.35
9
10
11
12
13
14
16
18                           Yes               290,000,000.00     1,388,173.61          5.65000%              119
19
19.01
19.02
20
20.01
20.02
20.03
20.04
20.05
20.06
20.07
20.08
20.09
20.10
20.11
22
23
24
25
26
28
29         Group A
30         Group A
31
33
34
35         Group B
36         Group B
36.01
36.02
37
37.01
37.02
37.03
37.04
37.05
37.06
39
39.01
39.02
39.03
39.04
39.05
39.06
39.07
39.08
39.09
39.10
39.11
41
41.01
41.02
41.03
41.04
41.05
42
43
44
45
45.01
45.02
46
50
50.01
50.02
50.03
50.04
50.05
50.06
51
52
53
54
55
56
59
59.01
59.02
59.03
59.04
60
62
63
65
66
67
68
70
71
73
76
77
80
83
83.01
83.02
83.03
83.04
85
86
87
88
88.01
88.02
88.03
88.04
88.05
88.06
88.07
88.08
88.09
88.10
88.11
88.12
88.13
88.14
88.15
88.16
88.17
88.18
88.19
88.20
88.21
88.22
88.23
88.24
88.25
88.26
88.27
88.28
88.29
88.30
88.31
88.32
88.33
88.34
88.35
88.36
88.37
88.38
88.39
88.40
88.41
88.42
88.43
88.44
88.45
88.46
88.47
88.48
101
103
103.01
103.02
104
105
106
108
113
114
115
118
119
122
123
124
128
128.01
128.02
137
138
139
141
143
144
155
156
159
163
166
169
170
174
175
177
179
182
188
189
190
192
193
194
195
199
201
202

           Companion Loan
           Remaining           Companion Loan   Subordinate      Subordinate       Subordinate                        Subordinate
Control    Amortization Term   Servicing        Companion Loan   Companion Loan    Companion Loan                     Companion Loan
Number     (Mos.)              Fees             Flag             Cut-off Balance   Monthly Payment                    Interest Rate
--------   -----------------   --------------   --------------   ---------------   --------------------------------   --------------
2
3
4
4.01
4.02
4.03
4.04
4.05
4.06
5
7
8
8.01
8.02
8.03
8.04
8.05
8.06
8.07
8.08
8.09
8.10
8.11
8.12
8.13
8.14
8.15
8.16
8.17
8.18
8.19
8.20
8.21
8.22
8.23
8.24
8.25
8.26
8.27
8.28
8.29
8.30
8.31
8.32
8.33
8.34
8.35
9                                               Yes                35,000,000.00                         187,118.35         6.31031%
10
11
12
13
14                                              Yes                10,000,000.00                          49,960.69         5.89700%
16
18                         0          0.01000%
19                                              Yes                 6,500,000.00                          49,752.21         9.03445%
19.01
19.02
20
20.01
20.02
20.03
20.04
20.05
20.06
20.07
20.08
20.09
20.10
20.11
22
23
24                                              Yes                 7,900,000.00                          40,104.79         5.99200%
25                                              Yes                30,000,000.00                         152,169.58         5.98700%
26
28
29
30
31
33                                              Yes                10,350,000.00                          54,769.61         6.24600%
34
35                                              Yes                 8,810,572.69   Custom Amort Schedule - See Note         2.40868%
36                                              Yes                 6,189,427.31   Custom Amort Schedule - See Note         2.49186%
36.01
36.02
37
37.01
37.02
37.03
37.04
37.05
37.06
39
39.01
39.02
39.03
39.04
39.05
39.06
39.07
39.08
39.09
39.10
39.11
41
41.01
41.02
41.03
41.04
41.05
42
43                                              Yes                 5,000,000.00                          32,230.74         6.69000%
44
45
45.01
45.02
46
50
50.01
50.02
50.03
50.04
50.05
50.06
51
52                                              Yes                 1,510,000.00                           7,666.88         5.99300%
53
54
55
56
59
59.01
59.02
59.03
59.04
60
62
63
65
66
67
68
70
71
73
76
77
80
83
83.01
83.02
83.03
83.04
85
86
87
88
88.01
88.02
88.03
88.04
88.05
88.06
88.07
88.08
88.09
88.10
88.11
88.12
88.13
88.14
88.15
88.16
88.17
88.18
88.19
88.20
88.21
88.22
88.23
88.24
88.25
88.26
88.27
88.28
88.29
88.30
88.31
88.32
88.33
88.34
88.35
88.36
88.37
88.38
88.39
88.40
88.41
88.42
88.43
88.44
88.45
88.46
88.47
88.48
101
103
103.01
103.02
104
105
106
108
113                                             Yes                   840,000.00                           4,305.58         6.05000%
114
115
118
119
122
123
124
128
128.01
128.02
137
138
139
141
143
144
155
156
159
163
166
169
170
174
175
177
179
182
188
189
190
192
193
194
195
199
201
202

                               Subordinate
           Subordinate         Companion           Subordinate
           Companion Loan      Loan Remaining      Companion Loan
Control    Remaining Term To   Amortization Term   Servicing
Number     Maturity (Mos.)     (Mos.)              Fees
--------   -----------------   -----------------   --------------
2
3
4
4.01
4.02
4.03
4.04
4.05
4.06
5
7
8
8.01
8.02
8.03
8.04
8.05
8.06
8.07
8.08
8.09
8.10
8.11
8.12
8.13
8.14
8.15
8.16
8.17
8.18
8.19
8.20
8.21
8.22
8.23
8.24
8.25
8.26
8.27
8.28
8.29
8.30
8.31
8.32
8.33
8.34
8.35
9                        118                   0          0.01000%
10
11
12
13
14                       117                   0          0.01000%
16
18
19                       118                   0          0.01000%
19.01
19.02
20
20.01
20.02
20.03
20.04
20.05
20.06
20.07
20.08
20.09
20.10
20.11
22
23
24                        59                   0          0.01000%
25                       114                   0          0.01000%
26
28
29
30
31
33                       118                   0          0.01000%
34
35                       115                 360          0.01000%
36                       115                 360          0.01000%
36.01
36.02
37
37.01
37.02
37.03
37.04
37.05
37.06
39
39.01
39.02
39.03
39.04
39.05
39.06
39.07
39.08
39.09
39.10
39.11
41
41.01
41.02
41.03
41.04
41.05
42
43                       115                 360          0.01000%
44
45
45.01
45.02
46
50
50.01
50.02
50.03
50.04
50.05
50.06
51
52                        59                   0          0.01000%
53
54
55
56
59
59.01
59.02
59.03
59.04
60
62
63
65
66
67
68
70
71
73
76
77
80
83
83.01
83.02
83.03
83.04
85
86
87
88
88.01
88.02
88.03
88.04
88.05
88.06
88.07
88.08
88.09
88.10
88.11
88.12
88.13
88.14
88.15
88.16
88.17
88.18
88.19
88.20
88.21
88.22
88.23
88.24
88.25
88.26
88.27
88.28
88.29
88.30
88.31
88.32
88.33
88.34
88.35
88.36
88.37
88.38
88.39
88.40
88.41
88.42
88.43
88.44
88.45
88.46
88.47
88.48
101
103
103.01
103.02
104
105
106
108
113                      119                   0          0.01000%
114
115
118
119
122
123
124
128
128.01
128.02
137
138
139
141
143
144
155
156
159
163
166
169
170
174
175
177
179
182
188
189
190
192
193
194
195
199
201
202

1     The Open Period is inclusive of the Maturity Date.

2 Loan documents provide for defeasance of the mortgage loan at times during the yield maintenance period (subject to standard REMIC lockout and procedural guidelines).

3 Base Rental Revenue based on the average ground rent payments from years 11-20. The current DSCR based on the current rent payment of $9,000,000 per annum is 0.86x.

4 For the purpose of calculating underwritten debt service coverage ratios, loan-to-value ratios and loan per square foot/unit, the cut-off date principal balance for each mortgage loan in a split loan structure excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.

5 The property has commercial tenants in occupancy, with the rent counting towards the NCF of the property.

6 The Cut-Off Date LTV was calculated using the March 2009 expected "as-stabilized" value of $202,000,000. The Cut-Off Date LTV based on the "as-is" value of $175 million and $30.543 million of reserves is 74.0%.

7 The Cut-Off Date LTV and DSCR figures for these loans are net of the earnout amount. The Scheduled Maturity Date LTV is calculated utilizing the stabilized appraised value as applicable.

8 The Cut-Off Date LTV was calculated using the May 2009 expected "as-stabilized" value of $152,000,000. The Cut-Off Date LTV based on the "as-is" value of $137 million is 94.5%.

9 Interest rate equals 5.405% from closing through June 5, 2009; 5.770% through June 5, 2010; 5.960% through June 5, 2012; 6.240% through June 5, 2013; 6.910% thereafter. Debt Service shown and DSCR calculations are based on the first 12 months of debt service following the cut-off date calculated using an interest rate of 5.405%. The debt service covreage ratio based on the highest interest rate payable under the mortgage loan is 0.92x.

10 For the purpose of calculating underwritten debt service coverage ratios, loan-to-value ratios and loan per square foot/unit, the cut-off date principal balance for Franklin Mills includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of the pari passu mortgage that is not in the trust.

11 Amortization is based on a custom amortization schedule. Debt Service shown and DSCR calculations are based on the first 12 months of debt service following the cut-off date.

12 The mortgage loan documents provide, in the case of a permitted partial release of a portion of the mortgaged property, that the mortgage loan be partially defeased in the amount of $4,320,000, which partial defeasance (and corresponding partial release) may occur prior to the otherwise applicable lockout period.

13 Amortization is based on a custom amortization schedule. Debt Service shown and DSCR calculations are based on the first 12 months of debt service following the interest-only period.

14 The mortgage loan documents provide, in the case of a permitted partial release of a portion of the mortgaged property, that the mortgage loan be partially prepaid in the amount of not less than 115% of the allocated loan amount for the release parcel, which partial prepayment (and corresponding partial release) may occur prior to the otherwise applicable lockout period.

15    The DSCRs and LTV were calculated based on the total crossed balance.

16 $30,000,000 of the loan balance is interest-only and the remaining $2,000,000 amortizes on a 300-month schedule.

17 Republic Mortgage Insurance Company has a signed lease, but they will not start paying rent until June 2008. A cash reserve of $2.9 million and a $2.5 million letter of credit were established at the closing of the mortgage loan as additional security and to pay the monthly debt service until June 2008 when RMIC's lease is expected to commence. Monthly payments in the amount of $166,000 will be withdrawn from cash reserve to pay the monthly debt service on the mortgage loan until June 2008, and those payments were counted in the net cash flow from the related mortgaged property upon which the DSCR was calculated.

18 If the borrower makes the monthly payment through the Automated Clearing House Network, lender shall provide borrower with two days prior written notice prior to assessing any late fee.

19 The Cut-Off Date LTV was calculated using the July 28, 2007 expected "as-stabilized" value of $19,500,000. The Cut-Off Date LTV based on the "as-is" value of $17.6 million is 85.2%.

20 If the borrower makes the monthly payment through the Automated Clearing House Network, 24 hours notice is required for non-receipt of payment, upon which the borrower will have until the 9th day of the month before a Grace Period - Default occurs. Lender is required to give notice up to two times within a 12 month period, after the second notice, lender is no longer obligated to provide notice of a late payment.

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES



(1) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

(2) Legal Compliance - Origination. The origination practices of the Seller have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

(4) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

(5) Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

(6)   No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

(7) Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

(8) Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Whole Loan, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (g) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

(9) UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

(10) Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(11) Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

(12) Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

(13) Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Whole Loan, the outstanding principal balance of the Whole Loan), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months),
      (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders and (d) if such Mortgage Loan is secured by a Mortgaged Property (other than a manufactured housing property) located in "seismic zones" 3 or 4 in California, Nevada, Idaho, Oregon, Washington or Arkansas, a seismic assessment by an independent third party provider was conducted and if the seismic assessment (based on a 450-year lookback with a 10% probability of exceedance in a 50-year period) revealed a probable maximum loss equal to 20% or higher, earthquake insurance. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

(14) No Material Default. Other than payments due but not yet 30 days or more delinquent, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and (ii) to the Seller's actual knowledge, there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration (A) that specifically pertains to any matter otherwise covered in this Exhibit B (including any schedule or exhibit hereto), or (B) with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve (12) months after the Closing Date. The Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

(15) Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

(16) Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(17)  Reserved.

(18) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Sections 1.860G-2(f)(2) or 1.860G 2(a)(3) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2). As of the Closing Date, the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

(19) Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) a responsible party, other than the Mortgagor, having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

(20) Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law, enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

(21) Bankruptcy. No Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

(22) Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

(23) Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, or (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) as set forth on Exhibit B-23-1 by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) debt in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth in Exhibit B-23-2. Except as related to (a)(i), (ii), (iii), (iv) or (v), above or
      (b)(i), (ii) or (iii) above, no Mortgage Loan may be assigned to another entity without the mortgagee's consent. The Mortgage or other Mortgage Loan document provides that to the extent any Rating Agency Fees are incurred in connection with the review and consent to any transfer or encumbrance the Mortgagor is responsible for such payment.

(24) Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage. Exhibit B-24 identifies each Mortgage Loan as to which, since the latest date on which the final due diligence materials were delivered for such Mortgage Loan to CWCapital Asset Management LLC, there has been, given, made or consented to an alteration, modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been a waiver other than as related to routine operational matters or minor covenants.

(25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

(26) Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full (or in certain cases, the allocated loan amount) therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) as set forth on Exhibit B-26, in connection with the substitution of a replacement property in compliance with REMIC Provisions.

(27) Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

(28) Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

(29) Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance (A) in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person; and (B) in excess of $20,000,000, the representation and warranty in (A) above is true and the related Mortgagor (or if the Mortgagor is a limited partnership or a multi-member limited liability company, the special purpose general partner or special purpose managing member, as applicable, of the related Mortgagor), has at least one independent director, and the related Mortgagor has delivered a non-consolidation opinion of counsel. For each Mortgage Loan for which the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, at the time of origination of the Mortgage Loan, to the Seller's actual knowledge, the Mortgagor was in compliance with such requirements.

(30) Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

(31) Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

(32) Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

(33) Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(34) Other Collateral. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

(35) Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

(36) Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

(37) Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

(38) Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

(39) Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

(40) Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor and a natural person (or an entity with assets other than an interest in the Mortgagor) as guarantor have agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

(41) Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

(42) Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

(43) Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date,
      (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

(44) Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

(45) Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

(46) Subordinate Debt. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

(47) Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            (1) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            (2) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            (3) Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            (4) Such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and (ii) to the actual knowledge of the Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            (5) The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            (6) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            (7) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            (8) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            (9) Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            (10) The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            (11) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            (12) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

(48)  With respect to each Mortgage Loan in the Multifamily Loan Group:

            A. Location of Properties. Each Mortgaged Property securing a Mortgage in the Multifamily Loan Group is located in the United States or in its territories (Puerto Rico, the U.S. Virgin Islands, Guam).

            B. Number of Units. Each Mortgage in the Multifamily Loan Group is secured by a Mortgaged Property or properties each of which contains at least five dwelling units.

            C. Construction Completed. Each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group that is secured by a newly-constructed property has achieved a percentage of physical occupancy of more than 65% as indicated in Annex C-1 to the Prospectus Supplement.

            D. Dwelling Units. For each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group, a certificate of occupancy has been collected or confirmation that the certificate of occupancy has been issued by the appropriate authority has been obtained.

            E. Mixed Use Properties. Mortgages in the Multifamily Loan Group are secured by properties that have both a housing component and a non-housing component meet all of the following requirements:

                  (A) The physical plan consists of:

                        (1) A single structure; or

                        (2) Multiple structures, some of which contain mixed
                  uses but none of which is entirely non-residential; or

                        (3) Multiple Structures most of which are entirely
                  residential, but one or a small number of which consist of retail stores primarily intended to serve residents of the project.

                  (B) The aggregate gross commercial income does not exceed 20%
            of the estimated total gross income.

            F. RV parks. The Multifamily Loan Group contains no Mortgages on manufactured housing parks where the aggregate gross income from homesites for dwelling units that are not permanently attached to homesites, such as recreational vehicles, does not exceed 20% of the estimated total gross income.

            G. Property Types. Except for any portion of a Mortgaged Property that contains non-residential uses identified in paragraph E above, all of the properties securing the Mortgages in the Multifamily Loan Group are being operated as multifamily rental housing (which may include student housing, seniors housing as described above, or mixed-use properties as described above), cooperative housing or manufactured housing parks and none of the properties securing the Mortgages in the Multifamily Loan Group are hotel properties or provide daily rentals.

            H. Use. The Mortgage Loan documents for each mortgage in the Multifamily Loan Group contain covenants that prohibit a change of use of the Mortgaged Property securing such mortgage without the mortgagee's prior consent.

                                 Exhibit B-23-1
                                 --------------

           LIST OF MORTGAGE LOANS WITH CURRENT MEZZANINE DEBT
           --------------------------------------------------

       LOAN #        MORTGAGE LOAN
       ------        -------------
         11          119 West 40th Street
         12          1615 L Street
         20          Great Escape Theaters
         43          Lakeside at White Oak
         45          Riverpark I and II
         52          Commonwealth Square
         53          Whitehorse Road
         55          CitiFinancial
         59          BPG Pennsylvania Properties
         71          Fountains at Fair Oaks
        108          Fairview Industrial Park
        113          9th Street Marketplace
        144          Beckman Chaska MN

                                 Exhibit B-23-2
                                 --------------

         LIST OF CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS
         ---------------------------------------------------------------


          LOAN #           MORTGAGE LOAN
          ------           -------------
            29             National Plaza
            30             1051 Perimeter Drive
            35             Green Road
            36             Crown Pointe/Victor Park

                                  Exhibit B-24
                                  ------------

      LIST OF MORTGAGE LOANS WITH POST-DUE DILIGENCE DELIVERY MODIFICATIONS
      ---------------------------------------------------------------------

--------------------------------------------------------------------------------
 LOAN #          NAME OF LOAN                DESCRIPTION OF MODIFICATION
--------------------------------------------------------------------------------
14        Disney Building            The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan and Security Agreement, dated as of
                                     June 27, 2007; (ii) Amended and Restated
                                     Promissory Note A in the amount of
                                     $135,000,000, dated as of June 27, 2007;
                                     (iii) Amended and Restated Promissory Note
                                     B in the amount of $10,000,000, dated as of
                                     June 27, 2007; and (iv) Note Splitter
                                     Agreement, dated as of June 27, 2007.
--------------------------------------------------------------------------------
20        Great Escape Theatres      The loan agreement was modified to permit
                                     the free release of certain parcels at the
                                     Bedford property.
--------------------------------------------------------------------------------
22        915 Wilshire Boulevard     The Loan Agreement was modified to reflect
                                     the fact that the tenant under one of the
                                     material leases has surrendered its space
                                     on the 18th floor of the Property and has
                                     rented additional space on the 8th floor
                                     and extended the term of its entire
                                     demised premises on the 8th floor
                                     (originally expiring in December 2007)
                                     until December 2012.
--------------------------------------------------------------------------------
24        Crescent                   The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan Agreement, dated as of July 6, 2007
                                     (including Ratification and Reaffirmation
                                     of Recourse Guaranty); (ii) Amended and
                                     Restated Promissory Note A in the amount
                                     of $73,100,000.00, dated as of July 6,
                                     2007; (iii) Amended and Restated
                                     Promissory Note B in the amount of
                                     $7,900,000.00, dated as of July 6, 2007;
                                     and (iv) Note Splitter Agreement, dated as
                                     of July 6, 2007.
--------------------------------------------------------------------------------
25        1125 17th Street           The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan and Security Agreement and Omnibus
                                     Amendment to Loan Documents, dated as of
                                     June 25, 2007; (ii) Note Exchange
                                     Agreement, dated as of June 25, 2007; (ii)
                                     Replacement Promissory Note (Note A-1) in
                                     the amount of $70,000,000, dated as of
                                     June 25, 2007; and (iv) Replacement
                                     Promissory Note (Note A-2) in the amount
                                     of $15,000,000, dated as of June 25, 2007.
--------------------------------------------------------------------------------
33        The Wharf at Rivertown     The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan Agreement, dated as of April 9, 2007;
                                     (ii) Amended and Restated Promissory Note
                                     A in the amount of $55,200,000, dated as
                                     of April 9, 2007; (iii) Amended and
                                     Restated Promissory Note B in the amount
                                     of $10,350,000, dated as of April 9, 2007;
                                     and (iv) Note Splitter Agreement, dated as
                                     of April 9, 2007.
--------------------------------------------------------------------------------
34        Lincoln Town Center        The loan was assumed on June 28, 2007.
                                     The new borrower is Mullrock  Lincoln Town
                                     Center Fee, LLC and the new guarantors are
                                     The Muller Company and Rockwood VII REIT,
                                     Inc.
--------------------------------------------------------------------------------
35        Green Road                 The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan and Security Agreement and Omnibus
                                     Amendment to Loan Documents dated as of
                                     June 29, 2007; (ii) Replacement Promissory
                                     Note A in the amount of $31,189,427, dated
                                     as of June 29, 2007; (iii) Replacement
                                     Promissory Note B in the amount of
                                     $8,810,573, dated as of June 29, 2007; and
                                     (iv) Note Exchange Agreement, dated as of
                                     June 29, 2007.
--------------------------------------------------------------------------------
36        Crown Pointe/Victor Park   The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan and Security Agreement and Omnibus
                                     Amendment to Loan Documents dated as of
                                     June 29, 2007; (ii) Replacement Promissory
                                     Note A in the amount of $31,189,427, dated
                                     as of June 29, 2007; (iii) Replacement
                                     Promissory Note B in the amount of
                                     $8,810,573, dated as of June 29, 2007;
                                     (iv) Note Exchange Agreement, dated as of
                                     June 29, 2007; and (v) Amended and
                                     Restated Partial Guaranty, dated as of
                                     June 29, 2007.
--------------------------------------------------------------------------------
43        Lakeside at White Oak      The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan and Security Agreement and Omnibus
                                     Amendment to Loan Documents, dated as of
                                     June 25, 2007; (ii) Replacement Promissory
                                     Note A in the amount of $43,200,000, dated
                                     as of June 25, 2007; (iii) Replacement
                                     Promissory Note B in the amount of
                                     $5,000,000, dated as of June 25, 2007;
                                     (iv) Note Exchange Agreement, dated as of
                                     June 25, 2007; and (v) Consent and
                                     Certification, dated as of July 3, 2007.
--------------------------------------------------------------------------------
52        Commonwealth Square        The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan Agreement, dated as of July 7, 2007;
                                     (ii) Note Splitter Agreement, dated as of
                                     July 7, 2007; (iii) Amended and Restated
                                     Promissory Note A in the amount of
                                     $31,680,000.00, dated as of July 7, 2007;
                                     and (iv) Amended and Restated Promissory
                                     Note B in the amount of $1,510,000.00,
                                     dated as of July 7, 2007.
--------------------------------------------------------------------------------
113       9th Street Marketplace     The loan documents were amended pursuant
                                     to the following: (i) First Amendment to
                                     Loan Agreement, dated as of July 7, 2007;
                                     (ii) Note Splitter Agreement, dated as of
                                     July 7, 2007; (iii) Amended and Restated
                                     Promissory Note A in the amount of
                                     $10,720,000.00, dated as of July 7, 2007;
                                     and (iv) Amended and Restated Promissory
                                     Note B in the amount of $840,000.00, dated
                                     as of July 7, 2007.
--------------------------------------------------------------------------------

                                  Exhibit B-26
                                  ------------

                LIST OF MORTGAGE LOANS WITH PERMITTED RELEASE IN
      CONNECTION WITH THE SUBSTITUTION OF A REPLACEMENT MORTGAGED PROPERTY
      --------------------------------------------------------------------


             LOAN #                               MORTGAGE LOAN
             ------                               -------------
                4                 TIAA RexCorp New Jersey Portfolio
               20                 Great Escape Theaters

                                  Exhibit B-39

              MORTGAGE LOANS SECURED BY A LEASEHOLD INTEREST IN ALL
             OR A MATERIAL PORTION OF THE RELATED MORTGAGED PROPERTY
             -------------------------------------------------------


          LOAN #           MORTGAGE LOAN/ MORTGAGED PROPERTY
            3              Two California Plaza
            7              TIAA RexCorp Plaza
            10             Harbor Point Apartments
            12             1615 L Street
            23             Hyatt Regency Penn's Landing
            24             Crescent
            44             Hyatt Regency Albuquerque

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            Numerical references are to the corresponding Mortgage Loan representations and warranties set forth in Exhibit B to the Mortgage Loan Purchase Agreement. Underlined titles correspond to the titles in the related Mortgage Loan representations and warranties and the loan numbers correspond to the control numbers listed in Annex A to the Prospectus Supplement.


--------------------------------------------------------------------------------
11.      CONDITION OF MORTGAGED PROPERTY; NO CONDEMNATION
         70               Home Depot South San Francisco. The ground lessee on
                          the mortgaged property has the right to demolish the
                          existing building, provided that it constructs a
                          building with value and square footage at least equal
                          to the existing building. At closing, the ground
                          lessee planned to exercise its right to demolish the
                          existing building.
--------------------------------------------------------------------------------
13.      INSURANCE.
--------------------------------------------------------------------------------
         44               Hyatt Regency Albuquerque. The mortgaged property
                          consists of two units in a condominium regime. Under
                          the terms of the condominium declaration, proceeds
                          associated with common elements and structural
                          elements of the condominium are held by the
                          condominium association and applied by the condominium
                          association to restoration (unless the unit owners, by
                          a supermajority vote which would include the vote of
                          the unit owner of the mortgaged property, elect not to
                          restore).
--------------------------------------------------------------------------------
23. TRANSFERS AND SUBORDINATE DEBT.
--------------------------------------------------------------------------------
         2, 3, 9, 19, 42  Wells Fargo Tower, Two California Plaza, 550 South
                          Hope Street, Maguire Anaheim Portfolio and 3800
                          Chapman. The loan documents for each of these loans
                          permit the direct and/or indirect owners of the
                          borrowers to pledge (but not foreclose upon) their
                          direct and/or indirect ownership interests in the
                          borrowers to secure certain loan facilities.
--------------------------------------------------------------------------------
         63               430 Davis Drive. The 430 Davis Street site loan
                          documents permit an indirect owner of one of the
                          controlling interests in the borrower to obtain a loan
                          from one or more affiliates of other indirect
                          investors in the borrower secured by a pledge of
                          certain indirect ownership interests in the borrower.
--------------------------------------------------------------------------------
         116              Homewood Suites - Charlotte. Permitted transfers under
                          the loan documents include transfers of majority of
                          controlling equity interests in the related mortgagor
                          so long as the key principal (Reed Miller) retains
                          Control.
                          "Control" means with respect to any Person, either (i)
                          ownership directly or indirectly of 49% or more of all
                          equity interests in such Person or (ii) the
                          possession, directly or indirectly, of the power to
                          direct or cause the direction of the management and
                          policies of such Person, through the ownership of
                          voting securities, by contract or otherwise.
--------------------------------------------------------------------------------
26. RELEASES OF MORTGAGED PROPERTY.
--------------------------------------------------------------------------------
         67               Dulles Corporate Center. The loan documents permit the
                          partial release of a portion of the mortgaged property
                          providing parking to the improvements upon the
                          mortgaged property without a prepayment or partial
                          defeasance of the mortgage loan upon satisfaction of
                          certain conditions set forth in the related loan
                          documents, including (a) the provision of sufficient
                          parking for the improvements on the remaining
                          mortgaged property to satisfy zoning requirements, (b)
                          such partial release does not violate any leases and
                          any necessary lease approvals with respect to the
                          partial release are obtained, (c) the remaining
                          mortgaged property satisfies a loan-to-value ratio of
                          not greater than 80%, and (d) the remaining mortgaged
                          property satisfies a debt service coverage ratio of
                          not less than the debt service coverage ratio for the
                          mortgaged property immediately prior to the partial
                          release and the debt service coverage ratio for the
                          mortgaged property at the time of the origination of
                          the mortgage loan.
--------------------------------------------------------------------------------
29.      SINGLE PURPOSE ENTITY.
--------------------------------------------------------------------------------
         63               430 Davis Street. The borrower did not deliver a
                          non-consolidation opinion.
--------------------------------------------------------------------------------
         65               Tempe Commerce. The borrower did not deliver a
                          non-consolidation opinion.
--------------------------------------------------------------------------------
         66               Avion Lakeside. The borrower did not deliver a
                          non-consolidation opinion.
--------------------------------------------------------------------------------
         67               Dulles Corporate Center. The borrower does not have
                          an independent director and did not deliver a
                          non-consolidation opinion.
--------------------------------------------------------------------------------
         68               Berry Town Center. The borrower does not have an
                          independent director and did not deliver a
                          non-consolidation opinion.
--------------------------------------------------------------------------------
38.      ORGANIZATION OF MORTGAGORS; AFFILIATION WITH OTHER MORTGAGORS.
--------------------------------------------------------------------------------
         2, 3, 9,          Wells Fargo Tower, Two California Plaza, 550 South
         19, 42           Hope Street, Maguire Anaheim Portfolio and 3800
                          Chapman. The mortgagors of each of the Wells Fargo
                          Tower loan, the Two Californian Plaza loan, the 550
                          South Hope Street, the Maguire Anaheim Portfolio and
                          the 3800 Chapman loan are affiliates of each other.
--------------------------------------------------------------------------------
         4, 7             TIAA RexCorp New Jersey Portfolio and TIAA RexCorp
                          Plaza. The mortgagors of each of the TIAA RexCorp New
                          Jersey Portfolio loan and the TIAA RexCorp Plaza loan
                          are affiliates of each other.
--------------------------------------------------------------------------------
         33, 45, 59       The Wharf at Rivertown, Riverpark I & II, and BPG
                          Pennsylvania Properties. The mortgagors of each of the
                          Wharf at Rivertown loan, the Riverpark I & II loan and
                          the BPG Pennsylvania Properties loan are affiliates of
                          each other.
--------------------------------------------------------------------------------
         22, 54, 76       915 Wilshire Boulevard, 900 King Street, Harbor
                          Corporate Center. The mortgagors of each of the 915
                          Wilshire Boulevard loan, 900 King Street loan and
                          Harbor Corporate Center loan are affiliates of each
                          other.
--------------------------------------------------------------------------------
         25, 67           1125 17th Street, Dulles Corporate Center. The
                          mortgagors of each of the 1125 17th Street loan and
                          the Dulles Corporate Center loan are affiliates of
                          each other.
--------------------------------------------------------------------------------
         29,30            National Plaza I, II, III, 1051 Perimeter Drive. The
                          mortgagors of each of the National Plaza I, II, III
                          loan and 1051 Perimeter Drive loan are affiliates of
                          each other.
--------------------------------------------------------------------------------
         35, 36           Green Road, Crown Pointe Victor Park. The mortgagors
                          of each of the Green Road loan and the Crown Pointe
                          Victor Park loan are affiliates of each other.
--------------------------------------------------------------------------------
         52, 106, 113,    Commonwealth Square, Kmart Center, 9th Street
         118              Marketplace, Glenbrook Shopping Center. The
                          mortgagors of each of the Commonwealth Square loan,
                          Kmart Center loan, 9th Street Marketplace loan and
                          Glenbrook Shopping Center loan are affiliates of each
                          other.
--------------------------------------------------------------------------------
         41, 86           Hughes Airport Center I, 840 Grier. The mortgagors of
                          each of the Hughes Airport Center II loan and the 840
                          Grier loan are affiliates of each other.
--------------------------------------------------------------------------------
         71, 77, 85       Fountains at Fair Oaks, Renaissance Park, Canyon
                          Terrace. The mortgagors of each of the Fountains at
                          Fair Oaks loan, Renaissance Park loan and the Canyon
                          Terrace loan are affiliates of each other.
--------------------------------------------------------------------------------
         55, 62           CitiFinancial, Credence Systems Corp. The mortgagors
                          of each of the CitiFinancial loan and the Credence
                          Systems loan are affiliates of each other.
--------------------------------------------------------------------------------
         65, 66           Tempe Commerce, Avion Lakeside. The mortgagors of
                          each of the Tempe Commerce loan and the Avion
                          Lakeside loan are affiliates of each other.
--------------------------------------------------------------------------------
         60, 73           Hawaii Self-Storage: Salt Lake, Hawaii Self-Storage:
                          Pearl City. The mortgagors of each of the Hawaii
                          Self-Storage: Salt Lake loan and the Hawaii
                          Self-Storage: Pearl City loan are affiliates of each
                          other.
--------------------------------------------------------------------------------
         103, 108         The Pennsylvania Business Center, Fairview Industrial
                          Park. The mortgagors of each of the Pennsylvania
                          Business Center loan and the Fairview Industrial Park
                          loan are affiliates of each other.
--------------------------------------------------------------------------------
         80, 174          Lyons, Dryden. The mortgagors of each of the Lyons
                          loan and the Dryden loan are affiliates of each other.
--------------------------------------------------------------------------------
         138, 163, 182,   Casa Linda Apartments, Variel Apartments, Manor House
         188              West Apartments, Morocco Apartments. The mortgagors
                          of each of the Casa Linda Apartments loan, Variel
                          Apartments loan, Manor House West Apartments loan and
                          the Morocco Apartments loan are affiliates of each
                          other.
--------------------------------------------------------------------------------
         83, 192          Securlock Self Storage Portfolio, Securlock Hurst.
                          The mortgagors of each of the Securlock Self Storage
                          loan and the Securlock Hurst loan are affiliates of
                          each other.
--------------------------------------------------------------------------------
         166, 189         Talcott Plaza, 405 Queen Street. The mortgagors of
                          each of the Talcott Plaza loan and the 405 Queen
                          Street loan are affiliates of each other.
--------------------------------------------------------------------------------
         179, 194         Mini U Storage - Forestville, Mini U Storage -
                          Southfield. The mortgagors of each of the Mini U
                          Storage - Forestville loan and the Mini U Storage -
                          Southfield loan are affiliates of each other.
--------------------------------------------------------------------------------
         190, 199, 201,   Stone Valley Drive, 4510 South Eastern Avenue, 5301
         202,             Longley Lane Building F , 110 Huffaker Drive. The
                          mortgagors of each of the Stone Valley Drive loan, 110
                          Huffaker Drive loan, 4510 South Eastern Avenue loan
                          and 5301 Longley Lane Building F loan are affiliates
                          of each other.
--------------------------------------------------------------------------------
39.      FEE SIMPLE INTEREST.
--------------------------------------------------------------------------------
         Various          See Exhibit B-39 below.
                          Hyatt Regency Albuquerque. The mortgaged property
         44               consists of two units in a condominium regime. The
                          condominium project is constructed over both fee and
                          leasehold estates. The leasehold estates are created
                          by three ground leases. The condominium unit owners
                          hold the leasehold interests subject to the
                          condominium regime as common elements.
--------------------------------------------------------------------------------
40.      RECOURSE.
--------------------------------------------------------------------------------
         12.              1615 L Street. There is no "natural person" (or entity
                          with assets other than an interest in the borrower) as
                          guarantor on the loan.
--------------------------------------------------------------------------------
         14.              Disney Building. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         16.              55 Railroad Avenue. There is a partial payment
                          guaranty guaranteeing full recourse up to $7,028,215
                          and terminates if the property achieves a net
                          operating income of $8,841,200.
--------------------------------------------------------------------------------
         18.              Franklin Mills. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         19.              Maguire Anaheim Portfolio. There is a partial payment
                          guaranty guaranteeing the payment of interest payments
                          and ongoing reserves for calendar year 2009.
--------------------------------------------------------------------------------
         28               200 West Jackson Boulevard. There is no "natural
                          person" (or entity with assets other than an interest
                          in the borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         37               GP2. There is no "natural person" (or entity with
                          assets other than an interest in the borrower) as
                          guarantor on the loan.
--------------------------------------------------------------------------------
         39               Holiday Inn Portfolio. There is no "natural person"
                          (or entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         44               Hyatt Albuquerque. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         52               Commonwealth Square. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         56               Doubletree Bayside - Boston, MA. There is no "natural
                          person" (or entity with assets other than an interest
                          in the borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         65               Tempe Commerce. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         66               Avion Lakeside. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         67               Dulles Corporate Center. There is no "natural person"
                          (or entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         70               Home Depot South San Francisco. There is no "natural
                          person" (or entity with assets other than an interest
                          in the borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         71               Fountains at Fair Oaks. There is no "natural person"
                          (or entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         88               Templetown Properties. The loan springs full personal
                          recourse against borrower and guarantor in the event
                          of a transfer other than a "Permitted Transfer",
                          violations of SPE requirements, or if borrower,
                          guarantor, fee owner, borrower's general partner or
                          fee owner's general partner file a voluntary petition
                          in bankruptcy (or take a similar voluntary insolvency
                          action) or acquiesce in or consent to an involuntary
                          bankruptcy filing.
--------------------------------------------------------------------------------
         106              Kmart Center. There is no "natural person" (or entity
                          with assets other than an interest in the borrower)
                          as guarantor on the loan.
--------------------------------------------------------------------------------
         113              9th Street Marketplace. There is no "natural person"
                          (or entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         114              4080 27th Court SE. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         115              375 Rivertown Drive. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         118              Glenbrook Shopping Center. There is no "natural
                          person" (or entity with assets other than an interest
                          in the borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         144              Beckman Chaska MN. There is no "natural person" (or
                          entity with assets other than an interest in the
                          borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         179              Mini U Storage - Forestville. There is no "natural
                          person" (or entity with assets other than an interest
                          in the borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
         194              Mini U Storage - Southfield. There is no "natural
                          person" (or entity with assets other than an interest
                          in the borrower) as guarantor on the loan.
--------------------------------------------------------------------------------
46.      SUBORDINATE DEBT
--------------------------------------------------------------------------------
         10.              Harbor Point Apartments. The mortgaged property is
                          encumbered by four liens junior to the lien of the
                          related mortgage, each held by various local
                          municipalities. Each junior lien will remain in place
                          subject to a Subordination and Intercreditor
                          Agreement which provides for lien subordination and a
                          standstill on remedies. Payments to the junior
                          lienholders are permitted out of excess net cash flow
                          so long as there is no default under the loan.
--------------------------------------------------------------------------------
47(3)    GROUND LEASE.
--------------------------------------------------------------------------------
         12               1615 L Street. The ground lease is silent as to
                          whether an amendment, modification, cancellation or
                          termination without the prior written consent of the
                          mortgagee would binding on the mortgagee and its
                          successors and assigns.
--------------------------------------------------------------------------------
         44               Hyatt Regency Albuquerque. The three ground leases
                          relating to the mortgaged property do not provide for
                          lender approval of amendment, modification,
                          cancellation or termination of the ground leases, but
                          the mortgaged property consists of two units in a
                          condominium regime, and the lessee's interests in the
                          ground leases have been subjected to the condominium
                          regime. The condominium declaration prohibits, absent
                          unanimous approval of the unit owners, any amendment
                          of the ground leases.
--------------------------------------------------------------------------------
         60               Hawaii Self Storage: Salt Lake. Lease is silent on
                          amendment, modification, cancellation or termination
                          without mortgagee consent.
--------------------------------------------------------------------------------
47(4)    GROUND LEASE.
--------------------------------------------------------------------------------
         44               Hyatt Regency Albuquerque. While to the actual
                          knowledge of Greenwich no ground lease defaults
                          exist, no ground lessee estoppel has been obtained
                          with respect to one of the three ground leases.
--------------------------------------------------------------------------------
47(5)    GROUND LEASE.
--------------------------------------------------------------------------------
         44               Hyatt Regency Albuquerque. One of the three ground
                          leases does not provide for notice to the mortgagee of
                          defaults. None of the ground leases contain a
                          provision to the effect that default notices to the
                          lessees are not effective against the mortgagee if not
                          sent to the mortgagee.
--------------------------------------------------------------------------------
47(6)    GROUND LEASE.
--------------------------------------------------------------------------------
         12               1615 L Street. The ground lease is silent as to
                          whether it (i) is not subject to any liens or
                          encumbrances superior to, or of equal priority with,
                          the Mortgage, other than the ground lessor's fee
                          interest and Title Exceptions or (ii) is subject to a
                          subordination, non-disturbance and attornment
                          agreement to which the mortgagee on the lessor's fee
                          interest in the Mortgaged Property is subject.
--------------------------------------------------------------------------------
47(7)    GROUND LEASE.
--------------------------------------------------------------------------------
         44               Hyatt Regency Albuquerque. The ground leases do not
                          contain provisions for extended cure periods for
                          mortgagees; however, one ground lessor executed an
                          estoppel which provides for an additional thirty days
                          for mortgagee to cure a default by ground lessee.
--------------------------------------------------------------------------------
47(8)    GROUND LEASE.
--------------------------------------------------------------------------------
         88               Templetown Properties. The term of the ground lease
                          extends 15 years beyond the term of the Loan.
--------------------------------------------------------------------------------
47(9)    GROUND LEASE.
--------------------------------------------------------------------------------
         12               1615 L Street. The ground lease is silent regarding
                          this representation.
--------------------------------------------------------------------------------
         44               Hyatt Regency Albuquerque. The mortgaged property
                          consists of two units in a condominium regime. Under
                          the terms of the condominium declaration, proceeds
                          associated with common elements and structural
                          elements of the condominium are held by the
                          condominium association and applied by the condominium
                          association to restoration (unless the unit owners, by
                          a supermajority vote which would include the vote of
                          the unit owner of the mortgaged property, elect not to
                          restore).
--------------------------------------------------------------------------------
47(12)   GROUND LEASE.
--------------------------------------------------------------------------------
         44               Hyatt Regency Albuquerque. The three ground leases do
                          not provide for a new lease upon termination of the
                          ground lease.
--------------------------------------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            Greenwich Capital Financial Products, Inc. ("Seller") hereby certifies as follows:

            1. All of the representations and warranties (except as set forth on Schedule C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of July 1, 2007 (the "Agreement"), between GS Mortgage Securities Corporation II and Seller, are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

            2. The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which would constitute a default under the Agreement.

            3. Neither the Prospectus, dated June 13, 2007, as supplemented by the Prospectus Supplement, dated June 21, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates nor the Offering Circular, dated June 21, 2007 (the "Offering Circular"), relating to the offering of the Class X, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates, in the case of the Prospectus and the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the date hereof, or the Offering Circular, as of the date of thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Certified this [______] day of [____________], 2007.



                                       GREENWICH CAPITAL FINANCIAL
                                            PRODUCTS, INC.



                                       By:  __________________________________
                                            Name:
                                            Title:

                                    EXHIBIT E

                              FORM OF LEGAL OPINION

            (a) The Seller is a [______________ ], duly organized, validly existing and in good standing under the laws of the State of [______________ ] with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations thereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase Agreement and the Indemnification Agreement (collectively, the "Operative Documents"), and has duly executed and delivered the Operative Documents, and has the power and authority to execute, deliver and perform under the Operative Documents and all the transactions contemplated thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with the Mortgage Loan Purchase Agreement;

            (b) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (c) The execution and delivery of each Operative Document by the Seller and the performance of its obligations thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

            (d) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

            (e) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated thereby, other than those which have been obtained by the Seller;

            (g) To our knowledge, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Prospectus and Prospectus Supplement in relation to the sale of the Mortgage Loans, which causes us to believe that (i) the Prospectus, at the date thereof or at the date hereof, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus, or (ii) the Prospectus Supplement, at the date thereof or at the date hereof, contains an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus Supplement, it being understood that we express no view as to any information incorporated by reference in the Prospectus or Prospectus Supplement or as to the adequacy or accuracy of the financial, numerical, statistical or quantitative information included in the Prospectus or Prospectus Supplement.

            (h) We hereby advise you that, in the course of the representation referred to above and our examination of the time of sale information, considered in light of our understanding of applicable law and the experience we have gained through our practice, no facts came to our attention that cause us to believe that as of the time of sale, the time of sale information (taken as a whole) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to (1) any blanks or bracketed items in the time of sale information for pricing terms, (2) any information incorporated by reference in the time of sale information or (3) the adequacy or accuracy of
(i) any financial, numerical, statistical or computational information included in or omitted from the time of sale information or (ii) any information contained in or omitted from any computer disk, CD-ROM or other electronic media accompanying the time of sale information.

            (i) Insofar as it related to the Seller and the Mortgage Loans (including without limitations the related borrowers and mortgaged properties) being sold by the Seller, the Prospectus Supplement, as of its date (with the exception of any information incorporated by reference therein and any numerical, financial, statistical and computational information included therein, as to which we express no view), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of Regulation AB under the Securities Act of 1933, as amended.